  As filed with the Securities and Exchange Commission on November 16, 2001


                                               Securities Act File No. 33-6502
                                   Investment Company Act File No. 811-4708

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                          PRE-EFFECTIVE AMENDMENT NO.            [_]
                        POST-EFFECTIVE AMENDMENT NO. 31          [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                               AMENDMENT NO. 29

                       (Check appropriate box or boxes)

                         SUNAMERICA INCOME FUNDS

              (Exact Name of Registrant as Specified in Charter)

                             The SunAmerica Center
                               733 Third Avenue
                              New York, NY 10017
              (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                            New York, NY 10017-3204
                   (Name and Address for Agent for Service)


                                   Copy to:
                            Margery K. Neale, Esq.
                              Shearman & Sterling
                             599 Lexington Avenue
                              New York, NY 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

            [_]  immediately upon filing pursuant to paragraph (b)
            [X]  on (November 16, 2001) pursuant to paragraph (b)
            [_]  60 days after filing pursuant to paragraph (a)(1)
            [_]  on (date) pursuant to paragraph (a)(1)
            [_]  75 days after filing pursuant to paragraph (a)(2)
            [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

            [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                            PROSPECTUS
     November 16, 2001


     SUNAMERICA INCOME FUNDS

      [LOGO OF SUNAMERICA]
               SunAmerica Core Bond Fund

      [LOGO OF SUNAMERICA]
               SunAmerica U.S. Government Securities Fund

      [LOGO OF SUNAMERICA]
               SunAmerica GNMA Fund

      [LOGO OF SUNAMERICA]

               SunAmerica Strategic Bond Fund


      [LOGO OF SUNAMERICA]
               SunAmerica High Yield Bond Fund

      [LOGO OF SUNAMERICA]
               SunAmerica Tax Exempt Insured Fund


  The Securities and
  Exchange Commission has
  not approved or
  disapproved these
  securities or passed
  upon the adequacy of
  this prospectus. Any
  representation to the
  contrary is a criminal
  offense.

                                               [LOGO OF SUNAMERICA MUTUAL FUNDS]

                  Table of Contents
--------------------------------------------------------------------------------


                FUND HIGHLIGHTS............................................    2

                SHAREHOLDER ACCOUNT INFORMATION............................   16

                MORE INFORMATION ABOUT THE FUNDS...........................   24

                  Fund Investment Strategies...............................   24

                  Glossary.................................................   26

                     Investment Terminology................................   26

                     Risk Terminology......................................   27

                FUND MANAGEMENT............................................   28

                FINANCIAL HIGHLIGHTS.......................................   29

                                                                  [LOGO OF
                                                                  SUNAMERICA
                                                                  MUTUAL
                                                                  FUNDS]

     Fund Highlights
--------------------------------------------------------------------------------
     Q&A

   The strategy of "fixed income in-vesting" in which each Fund engages includes utiliz-ing economic re-search and analy-sis of current economic condi-tions, potential fluctuations in interest rates, and, where rele-vant-- particu-larly with re-spect to the is-suers of high-yield, high-risk bonds-- the strength of the underlying issu-er. Each Fund will utilize this strategy in seek-ing to achieve its investment goal as described in the chart.


   Duration is a measure of the volatility or sensitivity of a bond's market value to changes in interest rates. Generally, the higher the duration, the more sensitive a bond's market value will be to interest rate changes.

   The Government National Mortgage Association (GNMA) is a gov-ernment owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Gov-ernment, full and timely payment of all monthly prin-cipal and inter-est payments on the mortgage-backed pass-through securi-ties which it is-sues. Shares of the Fund itself are not guaran-teed or insured by the U.S. gov-ernment or any government entity.

   The Tax Exempt Insured Fund's policy of invest-ing, under normal market condi-tions, at least 80% of its total assets in munici-pal bonds, the income of which is exempt from federal income taxes, is a fun-damental policy of the Fund, which may not be changed without the approval of the Fund's share-holders.


The following questions and answers are designed to give you an overview of SunAmerica Income Funds (the "Trust"), and to provide you with information about the Trust's separate Funds and their investment goals, principal strate-gies and principal investment techniques. The goals of the U.S. Government Se-curities Fund and the GNMA Fund may not be changed without shareholder approv-al. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment informa-tion is provided in the chart, under "More Information About the Funds," on pages 24 and 25, and the glossary that follows on pages 26 and 27.


Q: What are the Funds' investment goals, principal strategies and techniques?

A:

                                         Principal
                                         Investment     Principal Investment
         Fund          Investment Goal    Strategy           Techniques
        ------         ---------------   ---------- ---------------------------

 Core Bond Fund         high level of    fixed      invests, primarily in
                        current income   income     medium to high quality
                        consistent with  investing  fixed-income securities, or
                        the maintenance             in securities issued or
                        of principal                guaranteed by the U.S.
                        and liquidity               government and mortgage-
                                                    backed or asset-backed
                                                    securities without regard
                                                    to the maturities of such
                                                    securities

 U.S. Government        high current     fixed      invests, primarily in
 Securities Fund        income           income     securities of high credit
                        consistent with  investing  quality issued or
                        relative safety             guaranteed by the U.S.
                        of capital                  government, or any agency
                                                    or instrumentality thereof
                                                    without regard to the
                                                    maturities of such
                                                    securities

 GNMA Fund              current income,  fixed      invests, primarily in
                        with capital     income     mortgage-backed securities
                        appreciation as  investing  of high credit quality
                        a secondary                 issued or guaranteed by the
                        objective                   Government National
                                                    Mortgage Association (GNMA)
                                                    without regard to the
                                                    maturities of such
                                                    securities

 Strategic Bond Fund    high level of    fixed      invests, primarily in a
 (Formerly Diversified  total return     income     broad range of bonds,
 Income Fund)                            investing  including investment grade
                                                    bonds (rated Baa or higher
                                                    by Moody's and BBB or
                                                    higher by S&P), U.S.
                                                    Government and agency
                                                    obligations, mortgage-
                                                    backed securities, and U.S.
                                                    and foreign high-risk,
                                                    high-yield bonds (rated
                                                    below Baa by Moody's and
                                                    below BBB by S&P, or of
                                                    comparable investment
                                                    quality at time of
                                                    purchase, commonly known as
                                                    "junk bonds") without
                                                    regard to the maturities of
                                                    such securities. For
                                                    purposes of this policy,
                                                    bonds include all fixed-
                                                    income securities other
                                                    than short-term commercial
                                                    paper and preferred stock

--------------------------------------------------------------------------------

                                          Principal
                                          Investment    Principal Investment
          Fund           Investment Goal   Strategy          Techniques
         ------          ---------------  ---------- --------------------------

 High Yield Bond Fund    high level of    fixed      invests primarily in
 (Formerly High          total return     income     below-investment grade
 Income Fund)                             investing  U.S. and foreign junk
                                                     bonds (rated below Baa by
                                                     Moody's and below BBB by
                                                     S&P) without regard to the
                                                     maturities of such
                                                     securities. For purposes
                                                     of this policy, bonds
                                                     include fixed-income
                                                     securities other than
                                                     short-term commercial
                                                     paper and preferred stock

 Tax Exempt Insured Fund as high a level  fixed      invests, under normal
                         of current       income     market conditions, at
                         income exempt    investing  least 80% of its total
                         from federal                assets in municipal bonds,
                         income taxes as             the income of which is
                         is consistent               exempt from federal income
                         with                        taxes, and at least 65% of
                         preservation of             its total assets in
                         capital                     municipal bonds that, in
                                                     addition to having income
                                                     exempt from federal income
                                                     tax, are insured as to the
                                                     scheduled payment of
                                                     principal and interest for
                                                     as long as such bonds are
                                                     held by the Fund, without
                                                     regard to the maturities
                                                     of such securities


Q:What are the principal risks of investing in the Funds?

A: The following section describes the principal risks of each Fund, and the chart on pages 28 and 29 describes various additional risks.

  Risks of Investing in Bonds--All Funds


   The bond market as a whole could go up or down (sometimes dramatically). Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates. Also, de-faults (or even the potential for future default) by bond issuers may cause the value of your investment in these Funds to go down.

  Additional Principal Risks--All Funds


   In addition, shares of the Funds are not bank deposits and are not guaran-teed or insured by any bank, government entity or the Federal Deposit In-surance Corporation. Also, securities selected by a portfolio manager may fail to produce the intended return. As with any mutual fund, there is no guarantee that any Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

  Additional Principal Risks Specific to the Core Bond, Strategic Bond, High Yield Bond and Tax Exempt Insured Funds


   The Core Bond, Strategic Bond, High Yield Bond and Tax Exempt Insured Funds will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An is-suer with a lower credit rating will be more likely than a higher rated is-suer to default or otherwise become unable to honor its financial obliga-tions.


  Additional Principal Risks Specific to the Strategic Bond and High Yield Bond Funds


   The Strategic Bond Fund may, and the High Yield Bond Fund will, invest in "junk bonds," which are considered speculative. While fund management seeks to diversify the Funds and to engage in a credit analysis of each junk bond issuer in which they invest, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significant-ly. In addition, it may be more difficult for a Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Fund to replace the security with a lower yielding secu-rity, which would decrease the return on such Fund.


  Additional Principal Risks Specific to the Core Bond and GNMA Funds

   The Core Bond Fund and the GNMA Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising in-terest rates. As a result of prepayments, in periods of declining interest rates the Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to pre-payment risk held by the Funds may exhibit price characteristics of longer-term debt securities.


  Additional Risks Specific to the Strategic Bond Fund


   By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, po-litical and social conditions, and greater market volatility, and, in addi-tion, foreign securities may not be as liquid as domestic securities.

     Fund Highlights
--------------------------------------------------------------------------------

Q:How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. Performance information for Class II of the High Yield Bond Fund, Class I of the Core Bond, U.S. Government Secu-rities, GNMA and Strategic Bond Funds, and Class Z of the Core Bond Fund is not shown because the class has not been in existence for a full calendar year.


CORE BOND FUND (CLASS A)+



                                    [GRAPH]

                                 '92      8.27%
                                 '93      9.29%
                                 '94     (5.43)%
                                 '95     18.79%
                                 '96      2.17%
                                 '97      9.28%
                                 '98      7.61%
                                 '99     (2.55)%
                                 '00      7.94%

                                            During the 9-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 6.23% (quarter
                                            ended 6/30/95) and the lowest
                                            return for a quarter was -4.53%
                                            (quarter ended 3/31/94).

                                            The Fund's cumulative year-to-date
                                            return through the most recent
                                            calendar quarter, ended 9/30/01
                                            was 6.80%.




Average Annual Total Returns
(as of the calendar year               Past One Past Five     Class A        Class B & II
ended December 31, 2000)                 Year     Years   Since Inception* Since Inception*
Core Bond Fund**              Class A    2.81%    3.78%        6.22%              N/A
                              Class B    2.16%    3.84%          N/A            5.43%
                              Class II   6.16%    4.18%          N/A            5.43%
                              Class I      N/A      N/A          N/A              N/A
                               Class Z     N/A      N/A          N/A              N/A
Lehman Brothers Aggregate
 Index***                               11.63%    6.46%        7.80%            7.39%


  + Performance information shown is that of the Core Bond Fund, a series of North American Funds which was reorganized into the Fund on November 16, 2001 (the "Core Bond Reorganization"). The Fund commenced operations upon consummation of the Core Bond Reorganization. The Core Bond Fund of North American Funds had the same investment subadviser and an investment objective, investment strategies and policies that were all substantially similar to those of the Fund. The annual returns of the shares of the Fund would differ from those shares of the Core Bond Fund only to the extent that the Fund is subject to different sales charges and expenses. If the fund's sales charges and expenses were reflected, returns of the fund's shares would be less than those shown.


  *  Inception Date: Class A: 5/1/91; Class B: 4/1/94; Class II: 4/1/94; Class
     I: 7/7/00; Class Z: 7/7/00. On November 16, 2001, upon the consummation of the Core Bond Reorganization, Class C shares of the Core Bond Fund were reorganized as Class II shares of the Fund and Class II shares of the Core Bond Fund were reorganized as Class Z shares of the Fund.


** Includes sales charges.

 *** The Lehman Brothers Aggregate Index is a broad market index that represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. fixed rate bond market rated investment grade or higher by Moody's Investor Service Inc., Standard & Poor's Corporation or Fitch Investors Services, in that order, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND  (Class B)



                                    [GRAPH]

                                 '91      9.87%
                                 '92      5.26%
                                 '93      4.39%
                                 '94     (1.37)%
                                 '95     14.88%
                                 '96      2.34%
                                 '97      7.21%
                                 '98      6.07%
                                 '99     (1.83)%
                                 '00     10.95%

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 5.61% (quarter
                                            ended 12/31/00) and the lowest
                                            return for a quarter was -1.84%
                                            (quarter ended 3/31/96).

                                            The Fund's cumulative year-to-date
                                            return through the most recent
                                            calendar quarter, ended 9/30/01
                                            was 6.96%.




Average Annual Total Returns
(as of the calendar year               Past One Past Five Past Ten     Class A          Class II
ended December 31, 2000)                 Year     Years    Years   Since Inception* Since Inception*
U.S. Government Securities
 Fund**                       Class A    6.26%    4.49%      N/A        5.11%              N/A
                              Class B    5.95%    4.52%    5.66%          N/A              N/A
                              Class II   8.77%      N/A      N/A          N/A            6.25%
                              Class I      N/A      N/A      N/A          N/A              N/A
Lehman Brothers Government
 Index***                               13.23%    6.47%    7.96%        6.39%            8.05%


  *Inception Date: Class A: 10/1/93; Class B: 3/3/86; Class II: 6/1/99; Class
 I: 11/16/01.

 **Includes sales charges.
***The Lehman Brothers Government Index is a broad index composed solely of U.S. Treasury Securities maturing from 1-30 years. The index is derived from 1,970 securities.

     Fund Highlights
--------------------------------------------------------------------------------

Q:How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


GNMA FUND  (Class B)


                                    [GRAPH]

                                 '91     14.35%
                                 '92      4.37%
                                 '93      2.44%
                                 '94     (1.64)%
                                 '95     17.30%
                                 '96      3.47%
                                 '97      9.47%
                                 '98      7.89%
                                 '99     (0.80)%
                                 '00     10.62%

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 5.86% (quarter
                                            ended 6/30/95) and the lowest
                                            return for a quarter was -1.91%
                                            (quarter ended 3/31/96).

                                            The Fund's cumulative year-to-date
                                            return through the most recent
                                            calendar quarter, ended 9/30/01
                                            was 8.72%.



Average Annual Total Returns
(as of the calendar year ended           Past One Past Five Past Ten     Class A          Class II
December 31, 2000)                         Year     Years    Years   Since Inception* Since Inception*
GNMA Fund**                     Class A    5.96%    5.68%      N/A        6.08%              N/A
                                Class B    5.62%    5.73%    6.58%          N/A              N/A
                                Class II   8.48%      N/A      N/A          N/A            6.67%
                                Class I      N/A      N/A      N/A          N/A              N/A
Salomon Brothers
 GNMA Index***                            11.20%    6.95%    7.94%        6.94%            7.55%
Lipper GNMA Category+                     10.42%    5.89%    7.13%        5.98%            6.59%


  * Inception Date: Class A: 10/11/93; Class B: 4/25/83; Class II: 6/1/99; Class I: 11/16/01.


 ** Includes sales charges.

*** The Salomon Brothers GNMA Index is comprised of 126 issues of 15 and 30-year fixed-rate pass-through mortgage-backed securities.

  + The Lipper GNMA category is comprised of funds that invest at least 65 percent of their assets in Government National Mortgage Association securities.

--------------------------------------------------------------------------------

STRATEGIC BOND FUND  (Class A)+

(FORMERLY DIVERSIFIED INCOME FUND)

                                            During the 7-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 8.22% (quarter
                                            ended 6/30/95) and the lowest
                                            return for a quarter was -5.76%
                                            (quarter ended 3/31/94).

                                            The Fund's cumulative year-to-date
                                            return through the most recent
                                            calendar quarter, ended 9/30/01
                                            was 2.81%.


                                    [GRAPH]

                                 '94     (6.79)%
                                 '95     18.57%
                                 '96     14.82%
                                 '97     10.76%
                                 '98      0.72%
                                 '99      1.36%
                                 '00      3.20%



Average Annual Total Returns             Past One Past Five     Class A       Class B and II
(as of the calendar year ended             Year     Years   Since Inception* Since Inception*
December 31, 2000)
Strategic Bond Fund**           Class A   -1.70%    5.00%        5.09%              N/A
                                Class B   -2.56%    5.02%          N/A            6.23%
                                Class II   1.43%    5.35%          N/A            6.23%
                                Class I      N/A      N/A          N/A              N/A
Lehman Brothers
 Aggregate Bond Index***                  11.63%    6.46%        6.47%            7.39%



  +  Performance information shown is that of the Strategic Income Fund, a series of North American
     Funds, which was reorganized into the Fund on November 16, 2001 (the "Strategic Reorganization").
     Prior to the Strategic Reorganization, the Fund conducted its operations differently under the name
     "Diversified Income Fund." From and after the consummation of the Strategic Reorganization, the Fund has the same investment subadviser and an investment objective, investment strategies and policies that are all substantially similar to those of the Strategic Income Fund of North American Funds.
     The annual returns of the shares of the Fund would differ from those shares of the Strategic Income
     Fund only to the extent that the Fund is subject to different sales charges and expenses. If the
     Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.
  *  Inception Date: Class A: 11/1/93; Class B: 4/1/94; Class II: 4/1/94; Class I: 11/16/01. On November
     16, 2001, upon consummation of the Strategic Reorganization, Class C shares of the Strategic Income
     Fund were reorganized as Class II shares of the Fund.
 **  Includes sales charges.
***  The Lehman Brothers Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

     Fund Highlights
--------------------------------------------------------------------------------

Q:How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


HIGH YIELD BOND FUND (Class A)+
(FORMERLY HIGH INCOME FUND)


                                    [GRAPH]

                                 '99      4.05%
                                 '00     (6.59)%

                                            During the 2-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 3.89% (quarter
                                            ended 3/31/99) and the lowest
                                            return for a quarter was -6.86%
                                            (quarter ended 12/31/00).

                                            The Fund's cumulative year-to-date
                                            return through the most recent
                                            calendar quarter, ended 9/30/01
                                            was -0.11%.


Average Annual Total Returns             Past One   Class A & B      Class I & Z
(as of the calendar year ended             Year   Since Inception* Since Inception*
December 31, 2000)
High Yield Bond Fund**          Class A  -11.02%       -3.03%              N/A
                                Class B  -12.04%       -3.46%              N/A
                                Class II     N/A          N/A              N/A
                                Class I   -6.68%          N/A           -0.74%
                                Class Z   -6.34%          N/A           -0.47%
Salomon Smith Barney High
 Yield Market Index***                    -5.68%        0.32%            0.32%


+ Performance information shown is that of the High Yield Bond Fund, a series of North American Funds which was reorganized into the Fund on November 9, 2001 (the "High Yield Bond Reorganization"). Prior to the High Yield Bond Re-organization, the Fund conducted its operations differently under the name "High Income Fund." From and after the consummation of the High Yield Bond Reorganization, the Fund has the same investment subadviser and an investment objective, investment strategies and policies that are all substantially sim-ilar to those of the High Yield Bond Fund of North American Funds. The annual returns of the shares of the Fund would differ from those shares of the High Yield Bond Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were re-flected, returns of the Fund's shares would be less than those shown.


  * Inception Date: Class A: 11/2/98; Class B: 11/2/98; Class II: 8/21/00; Class
    I: 11/2/98; Class Z: 11/2/98. On November 9, 2001, upon consummation of the High Yield Bond Reorganization, Class C shares of the High Yield Bond Fund were reorganized as Class II shares of the Fund and Class II shares of the High Yield Bond Fund were reorganized as Class Z shares of the Fund.

 ** Includes sales charges.
*** The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index composed of high yield securities.

     Fund Highlights
---------------------------------------------------------------------------


TAX EXEMPT INSURED FUND  (Class A)

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 6.07% (quarter
                                            ended 3/31/95) and the lowest
                                            return for a quarter was -4.80%
                                            (quarter ended 3/31/94).

                                            The Fund's cumulative year-to-date
                                            return through the most recent
                                            calendar quarter, ended 9/30/01
                                            was 4.85%.




                                    [GRAPH]

                                 '91      8.67%
                                 '92      6.59%
                                 '93      7.85%
                                 '94     (3.99)%
                                 '95     15.66%
                                 '96      3.33%
                                 '97      8.63%
                                 '98      5.55%
                                 '99     (3.59)%
                                 '00     10.63%


Average Annual Total Returns
(as of the calendar year ended           Past One Past Five Past Ten     Class B          Class II
December 31, 2000)                         Year     Years    Years   Since Inception* Since Inception*
Tax Exempt Insured
 Fund**                         Class A    5.38%    3.78%    5.26%          N/A              N/A
                                Class B    4.98%    3.76%      N/A        4.15%              N/A
                                Class II   7.79%      N/A      N/A          N/A            3.52%
Lehman Brothers
 Municipal Bond Index***                  11.69%    5.84%    7.33%        5.76%            5.46%

  * Inception Date: Class A: 11/22/85; Class B: 10/4/93; Class II 6/1/99. ** Includes sales charges.
*** The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. It is currently derived from approximately 40,000 issues.

     Fund Highlights
--------------------------------------------------------------------------------

Q:What are the Funds' expenses?

A:The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                               Core Bond Fund(/5/)
                                ----------------------------------------------------------------
                                Class A     Class B     Class II     Class I(/8/)   Class Z(/8/)
                                -------     -------     --------     ------------   ------------
Shareholder Fees
 (fees paid
 directly from your investment)
Maximum Sales
 Charge (Load)                   4.75%       5.00%       2.00%           None           None
 Maximum Sales
  Charge
  (Load) Imposed
  on
  Purchases (as a percentage
  of offering
  price)(/1/)                    4.75%        None       1.00%           None           None
 Maximum Deferred Sales
  Charge (Load)
  (as a
  percentage of
  amount
  redeemed)(/2/)                  None       5.00%       1.00%           None           None
 Maximum Sales
  Charge
  (Load) Imposed
  on
  Reinvested
  Dividends                       None        None        None           None           None
 Redemption
  Fee(/3/)                        None        None        None           None           None
 Exchange Fee                     None        None        None           None           None
Maximum Account
 Fee                              None        None        None           None           None
Annual Fund
 Operating
 Expenses
 (expenses that
 are deducted
 from Fund
 assets)
Management Fees                  0.60%       0.60%       0.60%          0.60%          0.60%
 Distribution
  and/or Service
  (12b-1)
  Fees(/4/)                      0.35%       1.00%       1.00%           None           None
 Other Expenses                  0.57%       0.59%       0.62%          0.67%          0.13%
Total Annual
 Fund Operating
 Expenses                        1.52%       2.19%       2.22%          1.27%          0.73%
Expense
 Reimbursement                   0.19%       0.21%       0.24%          0.04%             --
Net Expenses                     1.33%(/6/)  1.98%(/6/)  1.98%(/6/)     1.23%(/6/)     0.73%
                                     U.S. Government                                             GNMA
                                  Securities Fund(/5/)                                           Fund
                          --------------------------------------------------- ------------------------------------------------------
                          Class A     Class B     Class II     Class I(/8/)   Class A     Class B     Class II     Class I(/5/)(/8/)
                          ----------- ----------- ------------ -------------- ----------- ----------- ------------ -----------------
Shareholder Fees
 (fees paid
 directly from your
 investment)
Maximum Sales
 Charge (Load)             4.75%       5.00%       2.00%           None        4.75%       5.00%       2.00%              None
 Maximum Sales
  Charge
  (Load) Imposed
  on
  Purchases (as a
  percentage
  of offering
  price)(/1/)              4.75%        None       1.00%           None        4.75%        None       1.00%              None
 Maximum Deferred
  Sales
  Charge (Load)
  (as a
  percentage of
  amount
  redeemed)(/2/)            None       5.00%       1.00%           None         None       5.00%       1.00%              None
 Maximum Sales
  Charge
  (Load) Imposed
  on
  Reinvested
  Dividends                 None        None        None           None         None        None        None              None
 Redemption
  Fee(/3/)                  None        None        None           None         None        None        None              None
 Exchange Fee               None        None        None           None         None        None        None              None
Maximum Account
 Fee                        None        None        None           None         None        None        None              None
Annual Fund
 Operating
 Expenses
 (expenses that
 are deducted
 from Fund
 assets)
Management Fees            0.64%       0.64%       0.64%          0.64%        0.50%       0.50%       0.50%             0.50%
 Distribution
  and/or Service
  (12b-1)
  Fees(/4/)                0.35%       1.00%       1.00%           None        0.35%       1.00%       1.00%              None
 Other Expenses            0.38%       0.41%       0.51%          0.63%        0.44%       0.47%       0.76%             0.69%
Total Annual
 Fund Operating
 Expenses                  1.37%       2.05%       2.15%          1.27%        1.29%       1.97%       2.26%             1.19%
Expense
 Reimbursement             0.05%       0.05%       0.10%          0.05%           --          --          --             0.30%
Net Expenses               1.32%(/6/)  2.00%(/6/)  2.05%(/6/)     1.22%(/6/)   1.29%(/7/)  1.97%(/7/)  2.26%(/7/)        0.89%(/6/)


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a con-tingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 14-15 for more information on the CDSCs.


(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reim-bursement" are estimated.

(6) The Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. The Adviser will waive fees and reim-burse expenses should the Total Annual Fund Operating Expenses Before Ex-pense Reimbursement be higher than the net expense ratio. The Adviser may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reim-bursements will continue indefinitely, subject to termination by the Trust-ees, including a majority of the Independent Trustees.

--------------------------------------------------------------------------------


              Strategic                                       High Yield Bond                                Tax Exempt
           Bond Fund(/5/)                                        Fund(/5/)                               Insured Fund(/5/)
------------------------------------------   -------------------------------------------------------- ------------------------
Class A  Class B Class II     Class I(/8/)   Class A Class B Class II     Class I(/8/)   Class Z(/8/) Class A Class B Class II
-------  ------- --------     ------------   ------- ------- --------     ------------   ------------ ------- ------- --------
 4.75%    5.00%   2.00%           None        4.75%   5.00%   2.00%           None           None      4.75%   5.00%   2.00%
 4.75%     None   1.00%           None        4.75%    None   1.00%           None           None      4.75%    None   1.00%
  None    5.00%   1.00%           None         None   5.00%   1.00%           None           None       None   5.00%   1.00%
  None     None    None           None         None    None    None           None           None       None    None    None
  None     None    None           None         None    None    None           None           None       None    None    None
  None     None    None           None         None    None    None           None           None       None    None    None
  None     None    None           None         None    None    None           None           None       None    None    None
 0.65%    0.65%   0.65%          0.65%        0.75%   0.75%   0.75%          0.75%          0.75%      0.50%   0.50%   0.50%
 0.35%    1.00%   1.00%           None        0.35%   1.00%   1.00%           None           None      0.35%   1.00%   1.00%
 0.54%    0.57%   0.60%          1.09%        0.45%   0.43%   0.48%          1.06%          0.20%      0.40%   0.45%   0.62%
 1.54%    2.22%   2.25%          1.74%        1.55%   2.18%   2.23%          1.81%          0.95%      1.25%   1.95%   2.12%
    --       --      --          0.30%           --      --      --          0.36%             --         --      --      --
 1.54%    2.22%   2.25%(/7/)     1.44%(/6/)   1.55%   2.18%   2.23%(/7/)     1.45%(/6/)     0.95%      1.25%   1.95%   2.12%(/7/)




(7) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following classes do not exceed the amounts set forth below:


    GNMA
     Fund,
     Class
     A.......  0.99%
    GNMA
     Fund,
     Class
     B.......  1.64%
    GNMA
     Fund,
     Class
     II......  1.64%
    Strategic
     Bond
     Fund,
     Class
     II......  2.22%
    High
     Yield
     Bond
     Fund,
     Class
     II......  2.18%
    Tax
     Exempt
     Insured
     Fund,
     Class
     II......  1.95%


These waivers and reimbursements will continue indefinitely, but may be termi-nated at any time.


(8) Class I and Class Z shares are offered exclusively to participants in cer-tain employee retirement plans and other programs.

     Fund Highlights
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeem your investment at the end of the periods indicated:


                                                 1 Year 3 Years 5 Years 10 Years
Core Bond Fund
 (Class A shares)...............................  $604   $876   $1,169   $2,000
 (Class B shares)*..............................   701    921    1,268    2,139
 (Class II shares)..............................   399    715    1,157    2,383
 (Class I shares)...............................   125    390      676    1,489
 (Class Z shares)...............................    75    233      406      906
U.S. Government Securities Fund
 (Class A shares)...............................  $603   $873   $1,164   $1,990
 (Class B shares)*..............................   703    927    1,278    2,152
 (Class II shares)..............................   406    736    1,192    2,455
 (Class I shares)...............................   124    387      670    1,477
GNMA Fund
 (Class A shares)+..............................  $600   $865   $1,149   $1,958
 (Class B shares)*+.............................   700    918    1,262    2,120
 (Class II shares)+.............................   427    799    1,298    2,669
 (Class I shares)...............................    91    284      493    1,096
Strategic Bond Fund
 (Class A shares)...............................  $624   $938   $1,275   $2,222
 (Class B shares)*..............................   725    994    1,390    2,383
 (Class II shares)+.............................   426    796    1,293    2,659
 (Class I shares)...............................   147    456      787    1,724
High Yield Bond Fund
 (Class A shares)...............................  $625   $941   $1,280   $2,233
 (Class B shares)*..............................   721    982    1,369    2,354
 (Class II shares)+.............................   424    790    1,283    2,639
 (Class I shares)...............................   148    459      792    1,735
 (Class Z shares)...............................    97    303      526    1,166
Tax Exempt Insured Fund
 (Class A shares)...............................  $596   $853   $1,129   $1,915
 (Class B shares)*..............................   698    912    1,252    2,094
 (Class II shares)+.............................   413    757    1,228    2,527


You would pay the following expenses if you did not redeem your shares:
                                                 1 Year 3 Years 5 Years 10 Years
Core Bond Fund
 (Class A shares)...............................  $604   $876   $1,169   $2,000
 (Class B shares)*..............................   201    621    1,068    2,139
 (Class II shares)..............................   299    715    1,157    2,383
 (Class I shares)...............................   125    390      676    1,489
 (Class Z shares)...............................    75    233      406      906
U.S. Government Securities Fund
 (Class A shares)...............................  $603   $873   $1,164   $1,990
 (Class B shares)*..............................   203    627    1,078    2,152
 (Class II shares)..............................   306    736    1,192    2,455
 (Class I shares)...............................   124    387      670    1,477
GNMA Fund
 (Class A shares)+..............................  $600   $865   $1,149   $1,958
 (Class B shares)*+.............................   200    618    1,062    2,120
 (Class II shares)+.............................   327    799    1,298    2,669
 (Class I shares)...............................    91    284      493    1,096

--------------------------------------------------------------------------------
                     ----
                           ----------------------------------------------------


                                                 1 Year 3 Years 5 Years 10 Years
Strategic Bond Fund
 (Class A shares)...............................  $624   $938   $1,275   $2,222
 (Class B shares)*..............................   225    694    1,190    2,383
 (Class II shares)+.............................   326    796    1,293    2,659
 (Class I shares)...............................   147    456      787    1,723
High Yield Bond Fund
 (Class A shares)...............................  $625   $941   $1,280   $2,233
 (Class B shares)*..............................   221    682    1,169    2,354
 (Class II shares)+.............................   324    790    1,283    2,639
 (Class I shares)...............................   148    459      792    1,735
 (Class Z shares)...............................    97    303      526    1,166
Tax Exempt Insured Fund
 (Class A shares)...............................  $596   $853   $1,129   $1,915
 (Class B shares)*..............................   198    612    1,052    2,094
 (Class II shares)+.............................   313    757    1,228    2,527



------

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account In-formation" on page 14. Therefore, expense information for years 9 and 10 is the same for both Class A and Class B shares.


+ The Adviser is voluntarily waiving fees and/or reimbursing expenses for these classes. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements:


  If you redeemed your investment:

                                                                    5
                                                   1 year 3 years years 10 years
                                                   ------ ------- ----- --------
    GNMA Fund, Class A............................  $571   $775   $ 996  $1,630
    GNMA Fund, Class B............................   667    817   1,092   1,770
    GNMA Fund, Class II...........................   365    612     983   2,024
    Strategic Bond Fund, Class II.................   423    787   1,278   2,629
    High Yield Bond Fund, Class II................   419    775   1,258   2,588
    Tax Exempt Insured Fund, Class II.............   396    706   1,142   2,352


  If you did not redeem your shares:

                                                                    5
                                                   1 year 3 years years 10 years
                                                   ------ ------- ----- --------
    GNMA Fund, Class A............................  $571   $775   $ 996  $1,630
    GNMA Fund, Class B............................   167    517     892   1,770
    GNMA Fund, Class II...........................   265    612     983   2,024
    Strategic Bond, Class II......................   323    787   1,278   2,629
    High Yield Bond Fund, Class II................   319    775   1,258   2,588
    Tax Exempt Insured Fund, Class II.............   296    706   1,142   2,352

     Shareholder Account Information
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, includ-ing: Class A, Class B, Class II, Class I and Class Z shares.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Your broker or financial ad-visor can help you determine which class is right for you.


      Class A               Class B               Class II
 Front-end sales       No front-end           Front-end sales
 charges, as           sales charge; all      charge, as
 described below.      your money goes        described below.
 There are several     to work for you
 ways to reduce        right away.            Higher annual
 these charges,        Higher annual          expenses than
 also described        expenses than          Class A shares.
 below.                Class A shares.
 Lower annual
 expenses than
 Class B or Class      Deferred sales         Deferred sales
 II shares.            charge on shares       charge on shares
                       you sell within        you sell within
                       six years of           eighteen months
                       purchase, as           of purchase, as
                       described below.       described below.
                                              No conversion to
                       Automatic              Class A.
                       conversion to
                       Class A shares
                       approximately
                       eight years after
                       purchase.

                       For purchases in
                       an amount over
                       $500,000, you
                       should consult
                       with your
                       financial advisor
                       to determine
                       whether other
                       share classes are
                       more beneficial
                       given your
                       circumstances.

           Class I                           Class Z

                                   Offered exclusively to
 Offered exclusively to            certain SunAmerica
 certain institutions.             affiliated companies'
                                   retirement plan (the
 Also offered to the               "Plan").
 SunAmerica Aggressive
 Growth, Moderate Growth and       No sales charges.
 Conservative Growth
 LifeStage Funds, which are
 funds-of-funds.                   Lower annual expenses than
                                   Class A, Class B, Class II
                                   or Class I shares.

 No sales charges.

 Lower annual expenses than
 Class A, Class B or Class II
 shares.


CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

                                          Sales Charge    Concession to Dealers
                         ------------------------------------------------------
                                          % of   % of Net         % of
                                        Offering  Amount        Offering
Your Investment                          Price   Invested         Price
                         ------------------------------------------------------
Less than $100,000.....................   4.75%    4.99%          4.00%
$100,000 but less than $250,000........   3.75%    3.90%          3.00%
$250,000 but less than $500,000........   3.00%    3.09%          2.25%
$500,000 but less than $1,000,000......   2.10%    2.15%          1.35%
$1,000,000 or more.....................   None     None           1.00%

Investments of $1 million or more. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

    Years after purchase                             CDSC on shares being sold
    1st year                                         5.00%
    2nd year                                         4.00%
    3rd or 4th year                                  3.00%
    5th year                                         2.00%
    6th year                                         1.00%
    7th year and thereafter                          None

If you purchased Class B shares of a Fund prior to December 6, 2000, the CDSC schedule applicable at the time you originally purchased the shares will con-tinue to apply. Any Class B shares purchased subsequent to December 6, 2000 will be subject to the CDSC schedule described above.

--------------------------------------------------------------------------------


Class II. Sales Charges are as follows:

                                                                                      Concession
                     Sales Charge                                                     to Dealers
         ---------------------------------------------------------------------------------------
           % of                        % of Net                                          % of
         Offering                       Amount                                         Offering
          Price                        Invested                                         Price
         ---------------------------------------------------------------------------------------
         1.00%                           1.01%                                           1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorga-nization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply (even if you exchange your shares for shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase sub-sequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

Waivers for Certain Investors. Various individuals and institutions may pur-chase Class A shares without front-end sales charges, including:

   financial planners, institutions, broker-dealer representatives or regis-tered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares) participants in certain retirement plans that meet applicable conditions Fund Trustees and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by SunAmerica Capital Services, Inc. selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for Class B or Class II shares in the follow-ing cases:


   within one year of the shareholder's death or becoming disabled taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made
   Fund Trustees and other individuals who are affiliated with any Fund or any Fund distributed by SunAmerica Capital Services, Inc.
   to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

We will generally waive the front-end sales charge for Class II shares pur-chased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Com-bined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Addi-tional Information.

To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

Reinstatement privilege. If you sell shares of a Fund, you may invest some or all of the proceeds in the same share class of the same Fund within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the pre-vious sale for tax purposes. All accounts involved must be registered in the same name(s).

     Shareholder Account Information
--------------------------------------------------------------------------------


DISTRIBUTION AND SERVICE FEES

Each class of shares of each Fund (other than Class I and Class Z) has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                                 Account Maintenance and
       Class              Distribution Fee                             Service Fee
        A                       0.10%                                     0.25%
        B                       0.75%                                     0.25%
        II                      0.75%                                     0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of aver-age daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (Classes A, B and II)

Read this prospectus carefully.

Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

   non-retirement account: $500

   retirement account: $250

   dollar cost averaging: $500 to open; you must invest at least $25 a month

  The minimum subsequent investments for the Funds are as follows:

   non-retirement account: $100

   retirement account: $25

   Complete the appropriate parts of the Account Application, carefully fol-lowing the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

   Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

   Make your initial investment using the chart on page 20. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

--------------------------------------------------------------------------------



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     Shareholder Account Information
--------------------------------------------------------------------------------


BUYING SHARES (Classes A, B and II)

Opening an account                Adding to an account

By check
 ................................................................................


                                      Make out a check for the
   Make out a check for the           investment amount payable
   investment amount, payable         to the specific Fund or
   to the specific Fund or            SunAmerica Funds. Shares
   SunAmerica Fund. An                cannot be purchased with a
   account cannot be opened           SunAmerica Money Market
   with a SunAmerica Money            Fund or SunAmerica
   Market Fund or SunAmerica          Municipal Money Market
   Municipal Money Market             Fund check.
   Fund check.                        Include the stub from your

   Deliver the check and your         Fund statement or a note
   completed Account                  specifying the Fund name,
   Application (and                   your share class, your
   Supplemental Account               account number and the
   Application, if                    name(s) in which the
   applicable) to your broker         account is registered.
   or financial advisor, or
   mail them to:
                                      Indicate the Fund and
                                      account number in the memo
                                      section of your check.

    SunAmerica Fund Services,
   Inc.                               Deliver the check and your
    Mutual Fund Operations,           stub or note to your
   3rd Floor                          broker or financial
    The SunAmerica Center             advisor, or mail them to:
    733 Third Avenue

    New York, New York 10017-          Non-Retirement Accounts:
   3204                                SunAmerica Fund Services,
                                       Inc.

   All purchases must be in            c/o NFDS
   U.S. dollars. Cash will             P.O. Box 219373
   not be accepted. A $25.00           Kansas City, Missouri
   fee will be charged for             64121-9373
   all checks returned due to
   insufficient funds.

                                       Retirement Accounts:
                                       SunAmerica Fund Services,
                                       Inc.
                                       Mutual Fund Operations,
                                       3rd Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-
                                       3204

By wire
 ................................................................................

   Deliver your completed             Instruct your bank to wire
   application to your broker         the amount of your
   or financial advisor or            investment to:
   fax it to SunAmerica Fund
   Services, Inc. at 212-551-
   5585.

                                       State Street Bank & Trust Company
                                       Boston, MA
   Obtain your account number          ABA #0110-00028
   by referring to your                DDA #99029712
   statement or by calling
   your broker or financial
   advisor or
   Shareholder/Dealer
   Services at 1-800-858-
   8850, ext. 5125.

                                   Specify the Fund name, your
                                   share class, your Fund
                                   number, account number, the
                                   name(s) in which the account
                                   is registered. Your bank may
                                   charge a fee to wire funds.
   Instruct your bank to wire
   the amount of your
   investment to:

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA #99029712

Specify the Fund name, your
choice of share class, your
new Fund number and account
number and the name(s) in
which the account is regis-
tered. Your bank may charge a
fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional In-vestor Services."

--------------------------------------------------------------------------------


SELLING SHARES (Classes A, B and II)

How                               Requirements

Through Your Broker or Financial Advisor
 ................................................................................

   Accounts of any type.              Call your broker or
   Sales of any amount.               financial advisor to place
                                      your order to sell shares.

By mail
 ................................................................................

   Accounts of any type.              Write a letter of
   Include all signatures and         instruction indicating the
   any additional documents           Fund name, your share
   that may be required (see          class, your account
   next page).                        number, the name(s) in
                                      which the account is
   Mail the materials to:             registered and the dollar
                                      value or number of shares
                                      you wish to sell.

   SunAmerica Fund Services,          Sales of $100,000 or more
   Inc.                               require the letter of
   Mutual Fund Operations,            instruction to have a
   3rd Floor                          signature guarantee as
   The SunAmerica Center              described below.

                                      A check will normally be
   733 Third Avenue                   mailed on the next
   New York, New York 10017-          business day to the
   3204                               name(s) and address in
                                      which the account is
                                      registered, or otherwise
                                      according to your letter
                                      of instruction.

By phone
 ................................................................................

   Most accounts.                     Call Shareholder/Dealer
   Sales of less than                 Services at 1-800-858-
   $100,000.                          8850, extension 5125
                                      between 8:30 a.m. and 7:00
                                      p.m. (Eastern time) on
                                      most business days. State
                                      the Fund name, the name of
                                      the person requesting the
                                      redemption, your share
                                      class, your account
                                      number, the name(s) in
                                      which the account is
                                      registered and the dollar
                                      value or number of shares
                                      you wish to sell.
                                      A check will be mailed to
                                      the name(s) and address in
                                      which the account is reg-
                                      istered, or to a different
                                      address indicated in a
                                      written authorization pre-
                                      viously provided to the
                                      Fund by the shareholder(s)
                                      on the account.
By wire
 ................................................................................

   Request by mail to sell            Proceeds will normally be
   any amount (accounts of            wired on the next business
   any type).                         day. A $15 fee will be
                                      deducted from your
   Request by phone to sell           account.
   less than $100,000.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

     Shareholder Account Information
--------------------------------------------------------------------------------


Selling shares in writing (Classes A, B and II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, execu-tors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signa-ture guarantee if:

   your address of record has changed within the past 30 days you are selling more than $100,000 worth of shares

   you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

   a broker or securities dealer

   a federal savings, cooperative or other type of bank

   a savings and loan or other thrift institution

   a credit union

   a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)



Class I shares of the Funds are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds. Inquiries regarding the pur-chase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan admin-istrator.


OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)



Class Z shares of the applicable Funds are offered exclusively for sale to par-ticipants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum in-vestment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their con-tributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to your Plan's administrator.

TRANSACTION POLICIES (ALL FUNDS AND CLASSES)

Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is suffi-cient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily avail-able are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets for which mar-ket quotations are not readily available are valued at fair value following procedures approved by the Trustees.


Buy and sell prices. When you buy Class A, Class B or Class II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, Class B or Class II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Class Z shares, you pay the NAV. When you sell Class I or Class Z shares, you receive the NAV.


Execution of requests. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust receives your request in good order. If the Trust or SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will re-ceive that day's closing price. If the Trust or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial ad-visor, you should make sure the order is transmitted to the Fund before its close of business. The Trust and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------

Each of the Strategic Bond Fund and High Yield Bond Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a re-sult, the value of these Funds' shares may change on days when you will not be able to purchase or redeem your shares.


If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment of redemption proceeds wholly or partly in cash, the Trust may pay the redemption price by a distribu-tion in kind of securities from the Trust in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mail-ing of a redemption check until such time as good payment (e.g., cash or certi-fied check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.


Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on ac-counts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Such exchange may constitute a taxable event for United States federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to appli-cable minimum investment requirements. A Systematic Exchange Program is de-scribed under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applica-ble to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.


Your CDSC schedule will not change if you exchange Class B shares of a fund that you purchased prior to December 6, 2000 for another portfolio or fund's Class B shares (which currently have a longer CDSC schedule). Also, if you ex-change shares acquired in connection with the reorganization of a North America Fund into your Fund for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A fund may change or cancel its exchange privilege at any time, upon 60 days written notice to its share-holders. A fund may also refuse any exchange order without notice.


Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125, for further information. You may sell or ex-change certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.


Multi-party checks. The Trust may agree to accept a "multi-party check" in pay-ment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Trust by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addi-tion, the Trust is not responsible for verifying the authenticity of any en-dorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an exist-ing account, contact your broker or financial advisor, or call
Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

Dollar Cost Averaging lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.


Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. To use:

   Make sure you have at least $5,000 worth of shares in your account.

   Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

   Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same pay-ment schedule. Each withdrawal must be at least $50.

     Shareholder Account Information
--------------------------------------------------------------------------------

   Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

   Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certifi-cates for your shares.

Systematic Exchange Program may be used to exchange shares of a Fund periodi-cally for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. To use:


   Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.


   Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

   Specify the amount(s). Each exchange must be worth at least $25.

   Accounts must be registered identically; otherwise a signature guarantee will be required.

Asset Protection Plan (optional). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are re-deemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic re-demptions of Fund shares to pay the premiums for this coverage. These redemp-tions will not be subject to CDSCs but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are ini-tially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For in-stance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regard-ing the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a re-tirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions. An-chor National is a SunAmerica company.


Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SARSEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Shareholder/Dealer Services at 1-800-858-8850, ex-tension 5134.


TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, you will receive account statements as follows:

   after every transaction that affects your account balance (except a divi-dend reinvestment or automatic purchase from your bank account)

   after any changes of name or address of the registered owner(s)

   in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, an IRS Form 1099 tax infor-mation statement, mailed by January 31.

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Funds.

Dividend Reinvestments. Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the same Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund dis-tributed by SunAmerica Capital Services, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing ac-counts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Fund shares as a result of the fact that Class I shares are not sub-ject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class I shares and Class II shares of the same Fund shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

--------------------------------------------------------------------------------

Taxability of dividends. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it dis-tributes to shareholders. Consequently, dividends you receive from a Fund whether reinvested or taken as cash, are generally considered taxable. Distri-butions of a Fund's net long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the pre-vious December. Corporations may be entitled to take a dividends-received de-duction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax lia-bility with your tax professional. As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.


Dividends paid by the Tax Exempt Insured Fund generally will be exempt from federal income taxes, as long as 50% or more of the value of that Fund's assets at the end of each quarter is invested in state, municipal, and other obliga-tions, the interest on which is excluded from gross income for federal tax pur-poses. As mentioned, at least 80% of the Tax Exempt Insured Fund's assets will be invested in such obligations during normal market conditions. Dividends at-tributable to interest on taxable bonds, market discount and short-term capital gains, however, will be subject to federal, state and local income tax at ordi-nary income tax rates, and distribution of net long-term capital gains will be taxable as capital gains. Some shareholders may be subject to federal alterna-tive minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the alternative minimum income tax (AMT).

"Buying into a Dividend." You should note that if you purchase shares just be-fore a distribution, you will be taxed for that distribution like other share-holders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is consid-ered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will gener-ally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 30.5% through the year 2001, 30% in the year 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and proceeds if you have not provided a cor-rect taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax con-sequences of an investment in a Fund under all applicable laws.

Small accounts (Other than Class I or Class Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your ac-count will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

     More Information About the Funds
--------------------------------------------------------------------------------


                           FUND INVESTMENT STRATEGIES

   Each Fund has
   its own
   investment
   goal and a
   strategy for
   pursuing it.
   The chart
   summarizes
   information
   about each
   Fund's in-
   vestment ap-
   proach. Fol-
   lowing this
   chart is a
   glossary that
   further de-
   scribes the
   investment
   and risk ter-
   minology that
   we use.
   Please review
   the glossary
   in conjunc-
   tion with
   this chart.



                                                      U.S. Government
                       Core Bond Fund                  Securities Fund         GNMA Fund
What is the Fund's        high level of current       high current income current income,
investment goal?          income consistent with the  consistent with     with capital
                          maintenance of principal    relative safety of  appreciation
                          and liquidity               capital             as a secondary
                                                                          objective
---------------------------------------------------------------------------------------------
What principal            fixed income investing      fixed income        fixed income
investment strategy                                   investing           investing
does the Fund use to
implement its
investment goal?
---------------------------------------------------------------------------------------------
What are the Fund's       invests, under normal       invests, under      invests, under
principal investment      market conditions, at least normal market       normal market
techniques?               65% of its total assets in  conditions, at      conditions, at
                          medium to high quality      least 65% of its    least 65% of its
                          fixed-income securities, or total assets in     total assets in
                          in securities issued or     securities of high  mortgage-backed
                          guaranteed by the U.S.      credit quality      securities
                          government and mortgage-    issued or           guaranteed
                          backed or asset-backed      guaranteed by the   by the Government
                          securities without regard   U.S. government, or National Mortgage
                          to the maturities of such   any agency or       Association without
                          securities                  instrumentality     regard to the
                                                      thereof without     maturities of such
                                                      regard to the       securities
                                                      maturities of such
                                                      securities
---------------------------------------------------------------------------------------------
What are the Fund's        Short-term moneymarket     Mortgage-backed     U.S. Government
other significant         instruments                     securities          securities
(non-principal)            Zero-coupon securities      Short-term money    Short-term money
investments?               When issued/delayed           market               market
                             delivery transactions       instruments         instruments
                                                       Zero-coupon             When
                                                          securities       issued/delayed
                                                       When                    delivery
                                                      issued/delayed         transactions
                                                          delivery
                                                         transactions
---------------------------------------------------------------------------------------------
What other types of        Defensive instruments       Defensive           Defensive
securities may the         Derivatives                    instruments         instruments
Fund normally invest       Securities lending (up      Securities lending  Securities lending
in as part                    to 33%)                     (up to 33%)         (up to 33%)
of efficient               Borrowing for               Borrowing for       Borrowing for
portfolio management          temporary or                temporary or        temporary or
and which may produce         emergency purposes          emergency           emergency
some income?                  (up to 33 1/3%)              purposes      (up to purposes (up to
                                                             5%)                 5%)
---------------------------------------------------------------------------------------------
What risks may affect     Principal Risks:            Principal Risks:    Principal Risks:
the Fund?                  bond market volatility      securities          securities
                           credit quality                selection          selection
                           interest rate fluctuations  interest rate       interest rate
                           securities selection           fluctuations        fluctuations
                           prepayment

                          Non-Principal Risks:        Non-Principal Risks Non-Principal Risks
                           foreign exposure            prepayment          prepayment
                           illiquidity                 illiquidity         illiquidity
                                                       hedging             hedging
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                Strategic Bond               High Yield Bond             Tax Exempt Insured
                     Fund                          Fund                         Fund
          high level of total return   high level of total return   as high a level of current
                                                                    income exempt from federal
                                                                    income taxes as is
                                                                    consistent with
                                                                    preservation of capital
-----------------------------------------------------------------------------------------------
          fixed income investing       fixed income investing       fixed income investing
-----------------------------------------------------------------------------------------------
          invests, under normal        invests, under normal        invests, under normal
          market conditions, at least  market conditions, at least  market conditions, at least
          65% of its total assets in   65% of its total assets in   80% of its total assets in
          a broad range of income      below-investment grade U.S.  tax-exempt municipal bonds
          securities bonds, including  and foreign junk bonds       and at least 65% in
          investment grade bonds       (rated below Baa by Moody's  municipal bonds that, in
          (rated Baa or higher by      and below BBB by S&P)        addition to having income
          Moody's and BBB or higher    without regard to the        exempt from federal income
          by S&P), U.S. Government     maturities of such           tax, also are insured as to
          and agency obligations,      securities. For purposes of  the scheduled payment of
          mortgage-backed securities,  this policy, bonds include   principal and interest for
          and U.S. and foreign high-   fixed-income securities      as long as such bonds are
          risk, high-yield bonds       other than short-term        held by the Fund, without
          (rated below Baa by Moody's  commercial paper and         regard to the maturities of
          and below BBB by S&P, or of  preferred stock.             such securities
          comparable investment
          quality at time of
          purchase, commonly known as
          "junk bonds") without
          regard to the maturities of
          such securities. For
          purposes of this policy,
          bonds include all fixed-
          income securities other
          than short-term commercial
          paper and preferred stock.
-----------------------------------------------------------------------------------------------
          [LOGO OF SUNAMERICA]         [LOGO OF SUNAMERICA]         [LOGO OF SUNAMERICA]
           Zero-coupon securities       Foreign securities           Short-term money market
           Mortgage-backed securities   Short-term money market      instruments
           Short-term money market      instruments                  Illiquid securities
           instruments                  Zero-coupon securities
           Equity Securities            Equity Securities
           Foreign Securities
-----------------------------------------------------------------------------------------------
            Defensive instruments        Defensive instruments        Defensive instruments
            Securities lending (up to    Securities lending (up to    Derivatives
            33%)                         33%)
            Borrowing for temporary      Borrowing for temporary     Securities lending (up to
            or emergency purposes        or emergency purposes       33%)
            (up to 33 1/3%)              (up to 33 1/3%)             Borrowing for temporary or
                                                                     emergency purposes (up to
                                                                     5%)

-----------------------------------------------------------------------------------------------
          Principal Risks:             Principal Risks:             Principal Risks:
            bond market volatility       bond market volatility       securities selection
            foreign exposure             credit quality               interest rate
            interest rate                interest rate                fluctuations
            fluctuations                 securities selection        credit quality
            securities selection         fluctuations

          Non-Principal Risk:          Non-Principal Risks:         Non-Principal Risks:
            illiquidity                  foreign exposure             illiquidity
                                         illiquidity                  prepayment
                                                                      derivatives
                                                                      hedging
-----------------------------------------------------------------------------------------------

     More Information About the Funds
--------------------------------------------------------------------------------

      GLOSSARY

   The two best-
   known debt
   rating agen-
   cies are
   Standard &
   Poor's Rat-
   ings Servic-
   es, a Divi-
   sion of The
   McGraw-Hill
   Companies,
   Inc. and
   Moody's In-
   vestors Serv-
   ice, Inc.
   "Investment
   grade" refers
   to any secu-
   rity rated
   "BBB" or
   above by
   Standard &
   Poor's or
   "Baa" or
   above by
   Moody's or
   determined to
   be of compa-
   rable quality
   by the Advis-
   er.

INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Preservation of capital means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Total return is achieved through both growth of capital and income.

Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible secu-rities, U.S. government securities and mortgage-backed and asset-backed securi-ties. The issuer of a senior fixed-income security is obligated to make pay-ments on this security ahead of other payments to security holders. An invest-ment grade fixed-income security is rated in one of the top four ratings cate-gories by a debt rating agency (or is considered of comparable quality by the Adviser).


A high yield bond is a high risk bond that does not meet the credit quality standards of investment grade securities.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possi-ble credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal spon-sorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Trea-sury; some are supported by the discretionary authority of the Treasury to pur-chase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A municipal bond is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

Short-term money market instruments include short-term U.S. government obliga-tions, repurchase agreements, commercial paper, bankers' acceptances and cer-tificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Fund will make temporary de-fensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on invest-ment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its in-vestment goal.

The Government National Mortgage Association (GNMA) is a government owned cor-poration and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it is-sues. Shares of the Fund itself are not guaranteed or insured by the U.S. gov-ernment or any government entity.

Foreign securities are issued by companies located outside of the United States and include securities issued by companies located in emerging markets and for-eign debt obligations. Foreign securities may include American Depositary Re-ceipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts
(GDRs).

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

--------------------------------------------------------------------------------


A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more under-lying assets or a market or economic index.

A zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

Equity Securities. Include common and preferred stocks, convertible securities, warrants and rights.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

Securities lending involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may borrow for temporary or emergency purposes including to meet redemp-tions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest ex-pense and other fees. The costs of borrowing may reduce a Fund's return.

Future developments refer to securities and other instruments which do not presently exist but may be developed in the future, provided that each such in-vestment is consistent with the Fund's investment objectives, policies and re-strictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.


RISK TERMINOLOGY

Bond market volatility: The bond markets as a whole could go up or down (some-times dramatically). This could affect the value of the securities in a Fund's portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in ana-lyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue high yield or "junk" bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to ad-verse economic conditions or investor perceptions than other bonds.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a re-sult of prepayments, in periods of declining interest rates a Fund may be re-quired to reinvest its assets in securities with lower interest rates. In peri-ods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may ex-hibit price characteristics of longer-term debt securities.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In ad-dition, there may be less publicly available information about a foreign com-pany and it may not be subject to the same uniform accounting, auditing and fi-nancial reporting standards as U.S. companies. Foreign governments may not reg-ulate securities markets and companies to the same degree as the U.S. govern-ment. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Funds are not required to engage in hedging.

     Fund Management
--------------------------------------------------------------------------------

Adviser. SunAmerica Asset Management Corp. selects and manages the investments, provides various administrative services, and supervises the daily business af-fairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica Asset Management Corp. is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or adminis-tered approximately $28.5 billion of assets as of June 30, 2001. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Style Select Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended March 31, 2001, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets:


                   Fund                    Fee
                   ----                    ---
         U.S. Government Securities Fund*  0.75%
         GNMA Fund                         0.50%
         Strategic Bond Fund               0.65%
         High Yield Bond Fund              0.75%
         Tax Exempt Insured Fund           0.50%


The Fixed Income Investment Team of SunAmerica is responsible for the portfolio management of the U.S. Government Securities Fund and the GNMA Fund. The Team is composed of four portfolio managers and research analysts.

Core Bond Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt In-sured Fund are subadvised by American General Investment Management, L.P. ("AGIM"), which is responsible for investment decisions for these Funds. AGIM is a SunAmerica affiliate. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019. As of December 31, 2000, AGIM had approximately $72.2 billion un-der management.


Investment decisions for Core Bond Fund and Tax Exempt Insured Fund will be made by teams of investment professionals at AGIM.

Steven Guterman is the portfolio manager for Strategic Bond Fund. He is Execu-tive Vice President of AGIM, having joined in 1998. Mr. Guterman served as Man-aging Director at Salomon Brothers, Inc. from 1996 to 1998 and as Senior Port-folio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.


Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Executive Vice President of AGIM, has been the lead portfolio manager of AGIM or its prior indirect parent since August, 1985. Cur-rently, Mr. Massie is AGIM's Head of Public High Yield Portfolio Management and Trading.

Prior to November 16, 2001, the SunAmerica Core Bond Fund operated as the Core Bond Fund of the North American Funds. For the fiscal year ended October 31, 2000, the Core Bond Fund of the North American Funds paid its adviser 0.60% of the fund's average daily net assets.


Distributor. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A, Class B and Class II 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional com-pensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in con-nection with conferences, sales or training programs for their employees, semi-nars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose repre-sentatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sport-ing events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensa-tion may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Administrator. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares. For Class Z, the Administrator receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses allo-cated to providing services to Class Z shares.


The Adviser, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

* Beginning November 16, 2001, the maximum advisory fee applicable to the U.S. Government Securities Fund will be 0.65% of average daily net assets.

     Financial Highlights
-------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvest-ment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are incorporated by ref-erence in the Statement of Additional Information (SAI), which is available upon request. The financial highlights for the pe-riod ended April 30, 2001 are unaudited. No financial high-lights information is presented for Class I shares of U.S. Gov-ernment Securities Fund and GNMA Fund since they have not com-menced operations as of the date of this Prospectus.


CORE BOND FUND+

                                           Net gain
                  Net Asset                (loss) on               Dividends  Net Asset                Net Assets  Ratio of
                   Value,       Net       Investments   Total from  from net   Value,                    end of    expenses
Period            beginning Investment  (both realized  Investment Investment  end of      Total         Period   to average
Ended             of period Income(/1/) and unrealized) Operations   Income    period   Return(/2/)     (000's)   net assets
------            --------- ----------- --------------- ---------- ---------- --------- -----------    ---------- ----------
                                                                    Class A
                                                                    -------
10/31/96........   $10.56      $0.66        $ (0.20)      $0.46      $(0.68)   $10.34       4.52%       $  9,056     1.25%
10/31/97........    10.34       0.67           0.18        0.85       (0.67)    10.52       8.57           7,110     1.25
10/31/98........    10.52       0.68          (0.10)       0.78       (0.67)    10.63       7.63           6,730     1.25
10/31/99........    10.63       0.66          (0.77)      (0.11)      (0.67)     9.85      (1.08)          3,507     1.25
10/31/00........     9.85       0.62          (0.21)       0.41       (0.66)     9.60       4.35           3,858     1.29
11/1/00-
 4/30/01........     9.60       0.26           0.29        0.55       (0.27)     9.88       5.78*          4,515     1.27(/4/)
                                                                    Class B
                                                                    -------
10/31/96........   $10.55      $0.60        $ (0.20)      $0.40      $(0.62)   $10.33       3.92%       $  4,678     1.90%
10/31/97........    10.33       0.60           0.20        0.80       (0.61)    10.52       8.05           4,613     1.90
10/31/98........    10.52       0.61           0.10        0.71       (0.61)    10.62       6.93           4,845     1.90
10/31/99........    10.62       0.59          (0.75)      (0.16)      (0.61)     9.85      (1.56)          4,295     1.90
10/31/00........     9.85       0.58          (0.24)       0.34       (0.60)     9.59       3.70           4,937     1.95
11/1/00-
 4/30/01........     9.59       0.23           0.29        0.52       (0.24)     9.87       5.33*          4,250     1.92(/4/)
                                                                    Class II
                                                                    --------
10/31/96........   $10.55      $0.60        $ (0.20)      $0.40      $(0.62)   $10.33       3.92%       $  7,543     1.90%
10/31/97........    10.33       0.60           0.20        0.80       (0.61)    10.52       8.05           6,109     1.90
10/31/98........    10.52       0.61           0.10        0.71       (0.61)    10.62       6.93           5,532     1.90
10/31/99........    10.62       0.59          (0.75)      (0.16)      (0.61)     9.85      (1.56)          4,593     1.90
10/31/00........     9.85       0.57          (0.23)       0.34       (0.60)     9.59       3.70           2,778     1.95
11/1/00-
 4/30/01........     9.59       0.23           0.29        0.52       (0.24)     9.87       5.33*          3,014     1.92(/4/)
                                                                    Class I
                                                                    -------
7/10/00-10/31/00
 ...............    $9.65      $0.19         $(0.02)      $0.17      $(0.20)    $9.62       1.85%(/4/)  $ 19,971     1.16%(/4/)
11/1/00-
 4/30/01........     9.62       0.27           0.29        0.56       (0.27)     9.91       5.78          22,083     1.17(/4/)
                                                                    Class Z
                                                                    -------
7/10/00-
 10/31/00.......    $9.64      $0.19        $(0.03)       $0.16      $(0.20)    $9.60       1.81%(/4/)  $317,842     0.95%(/4/)
11/1/00-
 4/30/01........     9.60       0.28           0.30        0.58       (0.29)     9.89       5.92         321,863     0.92
                  Ratio of net
                   Investment
                     Income
Period             to average    Portfolio
Ended              net assets    Turnover
------            -------------- -----------
10/31/96........      6.37%          56%
10/31/97........      6.54           65
10/31/98........      6.45           48
10/31/99........      4.77           43
10/31/00........      6.45           94
11/1/00-
 4/30/01........      5.42(/4/)     153(/6/)
10/31/96........      5.72%          56%
10/31/97........      5.89           65
10/31/98........      5.81           48
10/31/99........      5.77           43
10/31/00........      5.95           94
11/1/00-
 4/30/01........      4.75(/4/)     153(/6/)
10/31/96........      5.72%          56%
10/31/97........      5.89           65
10/31/98........      5.81           48
10/31/99........      5.70           43
10/31/00........      5.84           94
11/1/00-
 4/30/01........      4.75(/4/)     153(/6/)
7/10/00-10/31/00
 ...............      6.18%(/4/)     94%
11/1/00-
 4/30/01........      5.52(/4/)     153(/6/)
7/10/00-
 10/31/00.......      6.39%(/4/)     94%
11/1/00-
 4/30/01........      5.78          153(/6/)

------

+The financial information shown reflects the financial information for the Core Bond Fund of North American Funds, which was reorganized into the SunAmerica Core Bond Fund on November 16, 2001



--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND

                                           Net gain
                  Net Asset                (loss) on               Dividends  Net Asset             Net Assets  Ratio of
                   Value,       Net       Investments   Total from  from net   Value,                 end of    expenses
Period            beginning Investment  (both realized  Investment Investment  end of      Total      Period   to average
Ended             of period Income(/1/) and unrealized) Operations   Income    period   Return(/2/)  (000's)   net assets
------            --------- ----------- --------------- ---------- ---------- --------- ----------- ---------- ----------
                                                                    Class A
                                                                    -------
3/31/97.........    $8.50      $0.59        $(0.26)       $0.33      $(0.48)    $8.35       3.98%   $ 113,171     1.54%(/5/)
3/31/98.........     8.35       0.58          0.21         0.79       (0.48)     8.66       9.62       97,496     1.63
3/31/99.........     8.66       0.49         (0.07)        0.42       (0.43)     8.65       4.91      135,734     1.50
3/31/00.........     8.65       0.44         (0.37)        0.07       (0.41)     8.31       0.89      150,975     1.51
3/31/01.........     8.31       0.45          0.60         1.05       (0.45)     8.91      13.06      169,524     1.49
                                                                    Class B
                                                                    -------
3/31/97.........    $8.51      $0.54        $(0.26)       $0.28      $(0.43)    $8.36       3.31%    $289,040     2.18%
3/31/98.........     8.36       0.52          0.20         0.72       (0.42)     8.66       8.80      207,950     2.26
3/31/99.........     8.66       0.45         (0.09)        0.36       (0.37)     8.65       4.25      113,521     2.15
3/31/00.........     8.65       0.40         (0.38)        0.02       (0.36)     8.31       0.23       42,273     2.18
3/31/01.........     8.31       0.39          0.61         1.00       (0.40)     8.91      12.29       32,085     2.17
                                                                    Class II
                                                                    --------
6/01/99-
 3/31/00(/3/) ..    $8.49      $0.31        $(0.20)       $0.11      $(0.28)    $8.32       1.30%    $    907     2.20%(/4/)(/5/)
3/31/01.........     8.32       0.37          0.61         0.98       (0.39)     8.91      12.10        3,303     2.20(/5/)
                  Ratio of net
                   Investment
                     Income
Period             to average         Portfolio
Ended              net assets         Turnover
------            ------------------- ---------
3/31/97.........      7.01%(/5/)          148%
3/31/98.........      6.73                229
3/31/99.........      5.72                291
3/31/00.........      5.33                717
3/31/01.........      5.27              1,561
3/31/97.........      6.36%               148%
3/31/98.........      6.11                229
3/31/99.........      5.10                291
3/31/00.........      4.69                717
3/31/01.........      4.59              1,561
6/01/99-
 3/31/00(/3/) ..      4.50%(/4/)(/5/)     717%
3/31/01.........      4.48(/5/)         1,561

--------------------------------------------------------------------------------
------


(1)Calculated based upon average shares outstanding.


(2)Total return is not annualized and does not reflect sales load.


(3)Commencement of sale of respective class of shares.


(4)Annualized.


(5)Net of the following expense reimbursements (based on average net assets):



                                                      3/31/97 3/31/00 3/31/01
                                                      ------- ------- -------
                              U.S. Government
                               Securities Fund Class
                               A.....................  0.01%     --      --
                              U.S. Government
                               Securities Fund Class
                               II....................    --    0.86%   1.18%


                                  (6)Non-annualized.

     Financial Highlights
-------------------------

GNMA FUND


                                         Net gain
                                         (loss) on
                                        Investments   Total    Dividends Distri-
                  Net Asset                (both       from    from net  butions           Net Asset             Net Assets
                   Value,       Net      realized    Invest-    Invest-   from     Total    Value,                 end of
Period            beginning Invest-ment     and        ment      ment    capital  distri-   end of      Total      period
Ended             of period Income(/1/) unrealized) operations  Income    gains   butions   period   Return(/2/)  (000's)
------            --------- ----------- ----------- ---------- --------- -------  -------  --------- ----------- ----------
                                                                                   Class A
                                                                                   -------
3/31/97.........   $10.43      $0.65      $(0.10)     $0.55     $(0.59)  $   --   $(0.59)   $10.39       5.40%    $30,509
3/31/98.........    10.39       0.62        0.63       1.25      (0.59)   (0.02)   (0.61)    11.03      12.29      31,628
3/31/99.........    11.03       0.57        0.11       0.68      (0.53)   (0.50)   (1.03)    10.68       6.21      35,809
3/31/00.........    10.68       0.53       (0.29)      0.24      (0.50)      --    (0.50)    10.42       2.40      44,155
3/31/01.........    10.42       0.61        0.72       1.33      (0.62)   (0.01)   (0.63)    11.12      13.10      72,092
                                                                                   Class B
                                                                                   -------
3/31/97.........   $10.45      $0.57      $(0.08)     $0.49     $(0.52)  $   --   $(0.52)   $10.42       4.82%    $18,929
3/31/98.........    10.42       0.55        0.63       1.18      (0.52)   (0.02)   (0.54)    11.06      11.54      18,837
3/31/99.........    11.06       0.50        0.12       0.62      (0.46)   (0.50)   (0.96)    10.72       5.63      26,061
3/31/00.........    10.72       0.46       (0.30)      0.16      (0.44)      --    (0.44)    10.44       1.55      22,376
3/31/01.........    10.44       0.53        0.74       1.27      (0.55)   (0.01)   (0.56)    11.15      12.45      38,190
                                                                                  Class II
                                                                                  --------
6/01/99-
 3/31/00(/3/) ..   $10.52      $0.37      $(0.09)     $0.28     $(0.34)  $   --   $(0.34)   $10.46       2.72%    $ 1,406
3/31/01.........    10.46       0.49        0.77       1.26      (0.55)   (0.01)   (0.56)    11.16      12.33      15,851
                                     Ratio of net
                   Ratio of           Investment
                   expenses             Income
Period            to average          to average         Portfolio
Ended             net assets          net assets         Turnover
------            ------------------ ------------------- ---------
3/31/97.........     1.41%               6.11%              426%
3/31/98.........     1.47                5.75               529
3/31/99.........     1.41                5.19               456
3/31/00.........     1.37                5.06               910
3/31/01.........     0.99(/5/)           5.78(/5/)          833
3/31/97.........     2.07%               5.46%              426%
3/31/98.........     2.13                5.09               529
3/31/99.........     2.07                4.53               456
3/31/00.........     2.03                4.41               910
3/31/01.........     1.64(/5/)           5.11(/5/)          833
6/01/99-
 3/31/00(/3/) ..     2.10%(/4/)(/5/)     4.34%(/4/)(/5/)    910%
3/31/01.........     1.64(/5/)           4.99(/5/)          833


--------------------------------------------------------------------------------

STRATEGIC BOND FUND+

                                         Net gain
                                         (loss) on
                                        Investments
                  Net Asset                (both               Dividends                              Net Asset
                   Value,       Net      realized   Total from  from net  Distributions                Value,
                  beginning Investment      and     Investment Investment from capital      Total      end of      Total
Period Ended      of period Income(/1/) unrealized) operations   Income       gains     Distributions  period   Return(/2/)
------------      --------- ----------- ----------- ---------- ---------- ------------- ------------- --------- -----------
                                                                             Class A
10/31/96........    $9.07      $0.80       $0.72      $1.52      $(0.79)     $  --         $(0.79)      $9.80      17.35%
10/31/97........     9.80       0.70        0.28       0.98       (0.84)      (0.18)        (1.02)       9.76      10.57
10/31/98........     9.76       0.67       (0.63)      0.04       (0.67)      (0.14)        (0.81)       8.99       0.22
10/31/99........     8.99       0.72       (0.53)      0.19       (0.73)      (0.05)        (0.78)       8.40       2.10
10/31/00........     8.40       0.72       (0.38)      0.34       (0.75)        --          (0.75)       7.99       4.09
10/31/00-
 4/30/01........     7.99       0.36       (0.11)      0.25       (0.36)        --          (0.36)       7.88       3.15*
                                                                             Class B
10/31/96........    $9.07      $0.73       $0.73      $1.46      $(0.73)     $  --         $(0.73)      $9.80      16.59%
10/31/97........     9.80       0.64        0.28       0.92       (0.78)      (0.18)        (0.96)       9.76       9.86
10/31/98........     9.76       0.61       (0.63)     (0.02)      (0.61)      (0.14)        (0.75)       8.99      (0.43)
10/31/99........     8.99       0.66       (0.52)      0.14       (0.67)      (0.05)        (0.72)       8.41       1.56
10/31/00........     8.41       0.67       (0.39)      0.28       (0.70)        --          (0.70)       7.99       3.33
10/31/00-
 4/30/01........     7.99       0.34       (0.12)      0.22       (0.33)        --          (0.33)       7.88       2.82*
                                                                            Class II
10/31/96........    $9.07      $0.73       $0.73      $1.46      $(0.73)     $  --         $(0.73)      $9.80      16.59%
10/31/97........     9.80       0.64        0.28       0.92       (0.78)      (0.18)        (0.96)       9.76       9.86
10/31/98 .......     9.76       0.61       (0.63)     (0.02)      (0.61)      (0.14)        (0.75)       8.99      (0.43)
10/31/99........     8.99       0.66       (0.52)      0.14       (0.67)      (0.05)        (0.72)       8.41       1.56
10/31/00........     8.41       0.67       (0.39)      0.28       (0.70)        --          (0.70)       7.99       3.32
10/31/00-
 4/30/01........     7.99       0.34       (0.12)      0.22       (0.33)        --          (0.33)       7.88       2.82*
                                                                             Class I
7/10/00-10/31/00    $8.22      $0.20      $(0.20)         0      $(0.22)        --         $(0.22)      $8.00     (0.10%)
10/31/00-
 4/30/01........     8.00       0.37       (0.11)      0.26       (0.37)        --          (0.37)       7.89       3.23*
                                           Ratio of net
                  Net Assets  Ratio of      Investment
                    end of    expenses        Income
                    period   to average     to average    Portfolio
Period Ended       (000's)   net assets     net assets    Turnover
------------      ---------- ------------- -------------- -----------
10/31/96........   $13,382      1.50%          8.28%          68%
10/31/97........    15,924      1.50           7.25          193
10/31/98........    15,296      1.50           7.02          162
10/31/99........     8,997      1.50           8.21          119
10/31/00........     6,439      1.55           8.70           46
10/31/00-
 4/30/01........     7,514      1.56(4)        9.10(4)        27(/6/)
10/31/96........   $30,890      2.15%          7.63%          68%
10/31/97........    34,590      2.15           6.60          193
10/31/98........    29,210      2.15           6.39          162
10/31/99........    21,340      2.15           7.58          119
10/31/00........    15,131      2.20           8.00           46
10/31/00-
 4/30/01........    12,227      2.21(4)        8.45(4)        27(/6/)
10/31/96........   $22,783      2.15%          7.63%          68%
10/31/97........    32,683      2.15           6.60          193
10/31/98 .......    33,537      2.15           6.37          162
10/31/99........    20,749      2.15           7.57          119
10/31/00........    13,056      2.20           8.04           46
10/31/00-
 4/30/01........    12,039      2.21(4)        8.46(4)        27(/6/)
7/10/00-10/31/00   $ 2,636      1.45%(/4/)     7.87%(/4/)     46%
10/31/00-
 4/30/01........     2,702      1.46(4)        9.20(4)        27(/6/)

------

+ The financial information shown reflects the financial information for the Strategic Income Fund of North American Funds, which was reorganized into the SunAmerica Strategic Bond Fund on November 16, 2001.








(1) Calculated based upon average shares outstanding.


(2) Total return is not annualized and does not reflect sales load.


(3) Commencement of sale of respective class of shares.


(4) Annualized.


(5) Net of the following expense reimbursements (based on average net assets):


                                                                 3/31/00 3/31/01
                                                                 ------- -------
     GNMA Fund Class A..........................................    --    0.30%
     GNMA Fund Class B..........................................    --    0.33%
     GNMA Fund Class II.........................................  1.98%   0.62%


(6) Non-annualized

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND+

                                        Net gain
                                        (loss) on
                                       Investments
                 Net Asset                (both               Dividends  Net Asset             Net Assets  Ratio of
                  Value,       Net      realized   Total from  from net   Value,                 end of    expenses
                 beginning Investment      and     Investment Investment  end of      Total      period   to average
Period Ended     of period Income(/1/) unrealized) operations   Income    period   Return(/2/)  (000's)   net assets
------------     --------- ----------- ----------- ---------- ---------- --------- ----------- ---------- ----------
                                                               Class A
10/31/99........  $10.00      $0.81      $(0.57)     $ 0.24     $(0.81)    $9.43       2.28%     $   34      1.25%
10/31/00........    9.43       0.88       (0.87)       0.01      (0.88)     8.56       0.04         286      1.38
11/1/00-
 4/30/01........    8.56       0.41       (0.47)      (0.06)     (0.44)     8.06      (0.67)        569      1.55(4)
                                                               Class B
10/31/99........  $10.00      $0.74      $(0.57)     $ 0.17     $(0.74)    $9.43       1.53%     $  652      2.00%
10/31/00........    9.43       0.82       (0.88)      (0.06)     (0.82)     8.55      (0.83)      1,594      2.10
11/1/00-
 4/30/01........    8.55       0.40       (0.49)      (0.09)     (0.41)     8.05       1.02       2,724      2.20(4)
                                                               Class II
8/21/00-
 10/31/00.......  $ 9.00      $0.20      $(0.49)     $(0.29)    $(0.16)    $8.55     (3.29%)     $  545      2.07%(/4/)
11/1/00-
 4/30/01........    8.55       0.40       (0.49)      (0.09)     (0.41)     8.05      (1.02)      1,049      2.20#
                                                               Class I
10/31/99........  $10.00      $0.83      $(0.57)     $ 0.26     $(0.83)    $9.43       2.44%     $   14      1.13%
10/31/00........    9.43       0.93       (0.90)       0.03      (0.90)    $8.56       0.04          14      1.22
11/1/00-
 4/30/01........    8.56       0.42       (0.49)      (0.07)     (0.45)     8.04      (0.74)      2,242       157(4)
                 Ratio of net
                  Investment
                    Income
                  to average     Portfolio
Period Ended      net assets     Turnover
------------     --------------- -----------
10/31/99........     5.69%           72%
10/31/00........    10.13            57
11/1/00-
 4/30/01........    10.03(4)         39(/6/)
10/31/99........     7.30%           72%
10/31/00........     9.41            57
11/1/00-
 4/30/01........     9.46(4)         39(/6/)
8/21/00-
 10/31/00.......     9.10%(/4/)      57%
11/1/00-
 4/30/01........     9.55(4)         39(/6/)
10/31/99........     5.57%           72%
10/31/00........    10.14            57
11/1/00-
 4/30/01........    10.04(4)         39(/6/)

------

+ The financial information shown reflects the financial information for the High Yield Bond Fund of North American Funds, which was reorganized into the SunAmerica High Yield Bond Fund on November 9, 2001.




(1) Calculated based on average shares outstanding.


(2) Total return is not annualized and does not reflect sales load.


(3) Commencement of sale of class of shares.


(4) Annualized.

(5) Net of the following expense reimbursements (based on average net assets):


                                 10/31/99 10/31/00
                                 -------- --------
     High Yield Bond Fund Class
      A........................    0.76%    0.43%
     High Yield Bond Fund Class
      B........................    0.37%    0.42%
     High Yield Bond Fund Class
      II.......................    0.92%    0.57%


(6) Non-annualized.



TAX EXEMPT INSURED FUND

                                        Net gain
                                        (loss) on
                                       Investments
                 Net Asset                (both               Dividends  Net Asset             Net Assets  Ratio of
                  Value,       Net      realized   Total from  from net   Value,                 end of    expenses
                 beginning Investment      and     Investment Investment  end of      Total      Period   to average
Period Ended     of period Income(/1/) unrealized) Operations   Income    period   Return(/2/)  (000's)   net assets
------------     --------- ----------- ----------- ---------- ---------- --------- ----------- ---------- ----------
                                                                          Class A
                                                                          -------
3/31/97.........  $12.42      $0.59      $(0.07)      $0.52     $(0.59)   $12.35       4.24%    $98,376      1.24%
3/31/98.........   12.35       0.58        0.67        1.25      (0.57)    13.03      10.28      88,519      1.24
3/31/99.........   13.03       0.56        0.02        0.58      (0.54)    13.07       4.55      80,716      1.24
3/31/00.........   13.07       0.55       (0.71)      (0.16)     (0.54)    12.37      (1.20)     68,650      1.28
3/31/01.........   12.37       0.56        0.66        1.22      (0.57)    13.02      10.08      72,394      1.26
                                                                          Class B
                                                                          -------
3/31/97.........  $12.42      $0.52      $(0.08)      $0.44     $(0.51)   $12.35       3.57%    $25,053      1.88%
3/31/98.........   12.35       0.49        0.68        1.17      (0.48)    13.04       9.65      22,878      1.90
3/31/99.........   13.04       0.47        0.02        0.49      (0.46)    13.07       3.78      21,651      1.91
3/31/00.........   13.07       0.47       (0.71)      (0.24)     (0.46)    12.37      (1.83)     16,269      1.92
3/31/01.........   12.37       0.47        0.66        1.13      (0.48)    13.02       9.31      16,302      1.97
                                                                          Class II
                                                                          --------
6/01/99-
 3/31/00(/3/)...  $12.83      $0.37      $(0.47)     $(0.10)    $(0.36)   $12.37      (0.76)%   $   577      1.95%(/4/)(/5/)
3/31/01.........   12.37       0.47        0.66        1.13      (0.48)    13.02       9.32         721      1.95(/5/)
                 Ratio of net
                  Investment
                    Income
                  to average         Portfolio
Period Ended      net assets         Turnover
------------     ------------------- ---------
3/31/97.........     4.77%               51%
3/31/98.........     4.52                48
3/31/99.........     4.23                34
3/31/00.........     4.41                33
3/31/01.........     4.41                24
3/31/97.........     4.13%               51%
3/31/98.........     3.86                48
3/31/99.........     3.57                34
3/31/00.........     3.77                33
3/31/01.........     3.71                24
6/01/99-
 3/31/00(/3/)...     3.82%(/4/)(/5/)     33%
3/31/01.........     3.73(/5/)           24

------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                  3/31/00 3/31/01
                                  ------- -------
     Tax Exempt Insured Fund
      Class II...................  5.20%   1.59%

     For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are avail-able free of charge upon request:

  Annual and Semiannual Reports. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a writ-ten analysis of market conditions and investment strategies that signifi-cantly affected a Fund's performance during the applicable period.

  Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204
  1-800-858-8850, extension 5125

  www.sunamericafunds.com


or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4708



                                                         [SUN AMERICA MUTUAL
                                                      FUNDS LOGO APPEARS HERE]

                            SUNAMERICA INCOME FUNDS
                      Statement of Additional Information
                            dated November 9, 2001











The SunAmerica Center                                  General Marketing and
733 Third Avenue                                       Shareholder Information
New York, NY 10017-3204                                (800) 858-8850


     SunAmerica Income Funds (the "Trust") is a mutual fund consisting of six different investment funds: SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund"), SunAmerica GNMA Fund ("GNMA Fund"), SunAmerica Strategic Bond Fund ("Strategic Bond Fund"), SunAmerica High Yield Bond Fund ("High Yield Bond Fund"), SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund") and SunAmerica Core Bond Fund ("Core Bond Fund") and each Fund has distinct investment objectives and strategies.


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated November 9, 2001. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2001 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                               TABLE OF CONTENTS


HISTORY OF THE FUNDS.............................................................  2

INVESTMENT OBJECTIVES AND POLICIES...............................................  3

INVESTMENT RESTRICTIONS.......................................................... 46

TRUSTEES AND OFFICERS............................................................ 49

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR.............. 54

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................. 60

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES.............................. 62

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES............................ 72

EXCHANGE PRIVILEGE............................................................... 72

DETERMINATION OF NET ASSET VALUE................................................. 73


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
PERFORMANCE DATA.................................................................  74

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................................  81

RETIREMENT PLANS.................................................................  86

DESCRIPTION OF SHARES............................................................  87

ADDITIONAL INFORMATION...........................................................  89

FINANCIAL STATEMENTS.............................................................  92

APPENDIX.........................................................................   1


     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not be lawfully made.


     This Statement of Additional Information relates to the six different investment funds (each, a "Fund" and collectively, the "Funds") of SunAmerica Income Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The six Funds are: SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund, SunAmerica Tax Exempt Insured Fund and SunAmerica Core Bond Fund.


                             HISTORY OF THE FUNDS


     The Trust was organized in 1986 as an open-end management investment company. All of the Funds are diversified within the meaning of the 1940 Act.

     The Trust consists of six Funds; each offers Class A, Class B and Class II shares. In addition, the U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund offer Class I shares and the High Yield Bond Fund and the Core Bond Fund offer Class Z shares. Class C shares of High Yield Bond Fund commenced offering March 6, 1997, and were redesignated Class II shares on December 1, 1998. Class II shares of the U.S. Government Securities, GNMA, Strategic Income and Tax Exempt Insured Funds commenced offering on June 1, 1999. On July 28, 2000, SunAmerica Federal Securities Fund was renamed SunAmerica GNMA Fund. On November 9, 2001, SunAmerica High Income Fund was renamed SunAmerica High Yield Bond Fund and SunAmerica Diversified Income Fund was renamed SunAmerica Strategic Bond Fund.


     At the August 22, 2001 Board Meeting, the Trustees approved the creation of the Core Bond Fund. The Core Bond Fund is the survivor of a reorganization with the Core Bond Fund of

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North American Funds (the "Prior Core Bond Fund"). The offering of such Fund's
Class A, B, II, I and Z shares commenced on November 9, 2001. On November 9, 2001, two other Funds also engaged in reorganizations. The High Income Fund reorganized with the High Yield Bond Fund of North American Funds (the "Prior High Yield Bond Fund") and changed its name to High Yield Bond Fund. The Diversified Bond Fund reorganized with the Strategic Bond Fund of North American Funds (the "Prior Strategic Bond Fund") and changed its name to Strategic Bond Fund. For accounting, purposes, each of the Prior High Yield Bond Fund and Prior Strategic Bond Fund is considered the survivor of the respective reorganization. This means that the High Yield Bond Fund and Strategic Bond Fund, from and after November 9, 2001, will adopt the financial statements and performance record of the Prior High Yield Bond Fund and Prior Strategic Bond Fund, respectively.


     The Trustees also authorized, to commence offering on November 9, 2001 Class I shares for the U.S. Government Securities Fund, GNMA Fund, High Yield Bond Fund and Strategic Bond Fund and Class Z shares for the High Yield Bond Fund.


                      INVESTMENT OBJECTIVES AND POLICIES

     For a description of the objectives, or "goals," of each of the Funds, see "More Information About the Funds" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Unless otherwise specified, each Fund may invest in the following securities, but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Catastrophe Bonds. The Core Bond Fund and the Strategic Bond Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.


     Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. See "Illiquid and Restricted Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as "U.S. government securities." Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FMHA") or the Export-Import Bank;
(ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Association ("FHLMC"), or the Tennessee Valley Authority; and (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. U.S. Government Securities include certain mortgage-backed securities, as described below under "Mortgage-Backed Securities."

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

     Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:


     ("GNMA Certificates"). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.


     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veteran's Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

     The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

     FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

     Collateralized Mortgage Obligations. Another type of mortgage-backed security in which each Fund may invest is a Collateralized Mortgage Obligation ("CMO"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). The U.S. Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

     Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.


     Stripped Mortgage-Backed Securities. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only ("PO") strip representing all principal payments and an Interest Only ("IO") strip representing all interest payments.


     The feature that makes mortgage strips most useful in portfolio management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and portfolio managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

     The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall -- precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a portfolio of other fixed-income securities.

     In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Leveraged IOs and IOettes. Except for increased volatility from POs and IOs, respectively, risks associated with instruments such as Super POs, Leveraged IOs and IOettes, are similar in nature to those risks related to investments in POs or IOs, as the case may be. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.


     Mortgage-Backed Security Rolls. The U.S. Government Securities Fund, the GNMA Fund and the Strategic Bond Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.


Money Market Securities of Foreign Issuers. Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

Asset-Backed Securities. Each Fund except the Strategic Bond Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund's credit quality restrictions. Each of the Strategic Bond Fund and the Core Bond Fund may invest in asset-backed securities without limitation. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.


     Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related

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collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Zero-Coupon Securities. The U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, and the High Yield Bond Fund may invest in zero-coupon securities issued by the U.S. Treasury and, in addition, (i) the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in zero-coupon securities issued by both domestic and foreign corporations, and (ii) the Tax Exempt Insured Fund may invest in zero-coupon securities issued by state and local government entities. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

     Zero-Coupon U.S. Government Securities. Zero-coupon U.S. Government Securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

     Corporate Zero-Coupon Securities. Corporate zero-coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. See "Foreign Securities" for a description of the risks involved in investments in foreign corporations.

Participation Interests. The Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in loan participation interests, subject to the 15% of net assets limitation on illiquid investments. These participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.


     The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, that have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as the percentage of a bank's prime rate. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as "C" by Moody's or "D" by S&P. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.

     The loan participations in which each Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     No more than 5% of each Fund's net assets can be invested in participation interests of the same issuing bank. Each Fund must look to the creditworthiness of the borrowing entity, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss or principal and/or interest.

Foreign Securities. The Funds (other than U.S. Government Securities and GNMA
Fund) may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (e.g., Eurobonds). The Funds may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its respective total assets in the securities issued by entities domiciled in any one foreign country. There is no restriction as to the size of the issuer.


     The percentage of the Fund's total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.


     The Adviser may direct the investment of assets of the Funds in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered "foreign securities" for purposes of a Fund's 25% limitation on investments in such securities.

     The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Because certain Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each such Fund's assets and income available for distribution. In addition, although a portion of each Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Hedging Strategies." Costs will be incurred in connection with conversions between various currencies.


     The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

     Because certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

     Eurodollar Instruments. If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of portfolios and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.


     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend portfolios, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. For additional information about Brady Bonds please refer to the discussion about Brady Bonds which begins on page 23.

     The Funds' investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Illiquid and Restricted Securities. Each Fund may invest in illiquid securities including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale subject to a non-fundamental restriction described below. (see "Investment Restrictions") Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placement of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

     Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of

Rule 144A described above. A Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Real Estate Investment Trusts ("REITs"). The Core Bond Fund, the Strategic Bond Fund and the High Yield Bond Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.


     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Short-Term and Temporary Defensive Instruments. In addition to its primary investments, each Fund may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above, the following is a description of the types of money market and short-term fixed-income securities in which the Funds may invest:

     U.S. Government Securities: See the section entitled "U.S. Government Securities" above.

     Commercial Paper: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

     Certificates of Deposit and Bankers' Acceptances: Certificates of deposit including Eurodollar certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

     Corporate Obligations: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

     Repurchase Agreements and Reverse Repurchase Agreements: See the sections entitled "Repurchase Agreements" and "Reverse Repurchase Agreements" below.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser in order to generate income while providing liquidity. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days (and generally within seven days) although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less.


Reverse Repurchase Agreements. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."


Interest-Rate Swap Transactions. The Core Bond Fund, the Strategic Income and the High Yield Bond Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, i.e., the two payment streams are netted out, with the

Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated in a manner that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


     The use of interest-rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

     A Fund may enter into interest-rate swaps only to hedge its portfolio. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase or sell such securities on a "when-issued" or "delayed-delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

     A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses (i) to dispose of the right to acquire a when-issued security prior to its acquisition or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

When, As and If Issued Securities. Each Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also segregate cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that
                                                                   -------- ----
such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


     Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Preferred Stocks. The Strategic Bond Fund's investment in fixed income securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the High Yield Bond Fund's and the Core Bond Fund's total assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation's debt securities.


Warrants and Rights. The Strategic Bond Fund may invest up to 5% and the Core Bond Fund may invest up to 10% of its total assets (at the time of purchase) in warrants and rights. These Funds will invest only in those warrants or rights:
(i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

Pay-In-Kind Bonds. Investments of the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.


Brady Bonds. The Core Bond Fund expects that a portion of its emerging market governmental debt obligations will consist of "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Core Bond Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside the scope of the Brady Plan.


     Agreements issued under the Brady Plan have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Core Bond Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


Hybrid Instruments; Indexed/Structured Securities. The Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in Hybrid Instruments. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.


     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

Derivatives Strategies. Each Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, certain Funds may use forward contracts on foreign currencies ("Forward Contracts") and each Fund may use interest-rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts (together, "Futures"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"); except that the U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund may not engage in foreign currency Futures and options thereon. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated;
(iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.


     A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Strategic Bond Fund and the High Yield Bond Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options
-------

     Options on Securities. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

     When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.


     To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put, has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

     When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


     Options on Foreign Currencies. The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund's custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs.


     Options on Securities Indices. As noted above, under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.


Futures and Options on Futures
------------------------------

     Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures").


         The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Forward Contracts
-----------------

         Certain Funds may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date

(which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

         A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will use Forward Contracts for hedging purposes only.

         A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged").

         The Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the segregated assets declines, additional cash or liquid securities will be segregate on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or a portion of these assets, a Fund may purchase a call permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.


         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

         Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

------------------------------------

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

         A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.



         A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.


         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.



Regulatory Aspects of Derivatives and Hedging Instruments
---------------------------------------------------------

         Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon, under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the net assets of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underling such Future, less the margin deposit applicable to it.


Possible Risk Factors in Hedging
--------------------------------

         In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

         When conducted outside the United States, hedging and other strategic transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United

States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.


Other Derivatives Strategies
----------------------------
         In the future, each Fund may employ derivatives, Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.


Borrowing. In seeking to enhance investment performance, the GNMA Fund, Strategic Bond Fund and High Yield Bond Fund may each increase its ownership of securities by borrowing at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated herein. Such borrowing may have a leveraging effect on a Fund. This practice may help a Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the net asset value of a Fund's shares would be reduced by a greater amount than would otherwise be the case. The effect of such borrowing will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of a Fund's shares would be reduced due to the added expense of interest on borrowed monies. Each Fund is authorized to borrow and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., 50% of its net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's asset less its liabilities other than borrowings is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's asset so computed should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of borrowing is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.


         Funds may borrow for temporary or emergency purposes to settle trades or cover redemptions, to the extent prescribed in the Trust's Investment Restrictions.


High-Yield/High-Risk Securities. The Strategic Bond Fund and Core Bond Fund may, and the High Yield Bond Fund will, invest in lower-rated bonds commonly referred to as "junk bonds." These securities are rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or

"BBB" or lower by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities subject to the restrictions stated in the Prospectus. The U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund will not invest in junk bonds.


         Certain Risk Factors Relating to High-Yield, High-Risk Securities. It should be noted that lower-rated securities are subject to risk factors such as:
(a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds).

         Ratings assigned by Moody's and S&P to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a portfolio security's rating is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high-yield bonds may make achievement of a Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds.

         The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

Growth of High-Yield, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rate and Economic Changes. High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Strategic Bond Fund and High Yield Bond Fund may have difficulty valuing the high-yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired.


Legislation. Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.


Taxes. A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.


         As a result of all these factors, the net asset value of the Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.


Municipal Securities and Short-Term Taxable Securities. Subject to the restrictions set forth in the Prospectus, the Tax Exempt Insured Fund seeks to achieve its investment objective by investing in Municipal Securities and Short-Term Taxable Securities (defined below).

         Municipal Securities. "Municipal Securities" include long-term (i.e., maturing in over ten years) and medium-term (i.e., maturing from three to ten years) municipal bonds ("Municipal Bonds") and short-term (i.e., maturing in one day to three years) municipal notes and tax-exempt commercial paper ("Municipal Notes"), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the United States and of the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

         The two principal classifications of Municipal Bonds are general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Revenue or special obligation bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. There are, of course, variations in the quality of Municipal Bonds, both within a particular classification and between classifications.

         Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Such Bonds are typically revenue or special obligation bonds in that they are secured only by the authority issuing such bonds. Such authorities are located in or have been established by at least 45 states and generally are intended to facilitate the construction and sales of housing for low income families. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. Municipal Housing Bonds are used to purchase single family or other residential mortgages which may or may not be insured by the FHA or guaranteed by the VA. Some Municipal Housing Bonds, however, are used only to purchase residential mortgages that are either insured by the FHA or guaranteed by the VA. Under FHA insurance programs, upon the conveyance of the insured premises and compliance with certain administrative procedures, the FHA pays mortgage insurance benefits equal to the unpaid principal amount of the defaulted mortgage loan. Under a VA guaranty, the VA guarantees the payment of a mortgage loan up to a maximum. The liability of the VA on any such guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of the mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage loan upon its assignment to the VA of the property. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the FHA or guaranteed by the VA will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although the Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor's ability to maintain, payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

         The Fund may invest in Municipal Bonds which, on the date of investment, are within the four highest ratings of Moody's ("Aaa," "Aa," "A," "Baa") or S&P ("AAA," "AA," "A," "BBB") or in Municipal Bonds which are not rated, provided that in the opinion of the Adviser, such Municipal Bonds are comparable in quality to those within the four highest ratings. Though bonds rated Baa or BBB normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for such bonds than for bonds in higher rated categories. Occasional speculative factors apply to some bonds in this category.

         The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the Adviser will take into consideration asset and debt coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issuers.

         The Fund has no restrictions on the maturity of Municipal Securities in which it may invest. The Fund seeks to invest in Municipal Securities of such maturities that in the judgment of the Adviser will provide a high level of current income consistent with liquidity requirements and market conditions after taking into account the cost of any insurance obtainable on such Municipal Securities. While short-term trading increases the Fund's turnover, the execution costs for Municipal Securities are substantially less than for equivalent dollar values of equity securities.

         Generally, the value of Municipal Securities will change as the general level of interest rates fluctuate. During periods of rising interest rates, the value of outstanding long-term, fixed-income securities generally decline. Conversely, during periods of falling interest rates, the value of such securities generally increase. The value of the Fund's shares fluctuates with the value of its investments. In addition, the individual credit ratings of issuers' obligations, the ability of such issuers to make payments of interest and principal on their obligations, and the value of any insurance applicable thereto, also affects the value of the Fund's investments.

         Yields on Municipal Bonds vary depending on a variety of factors, including the general condition of the financial markets and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, Municipal Bonds of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are Municipal Bonds with shorter maturities. Similarly, lower-rated Municipal Bonds generally produce a higher yield than higher-rated Municipal Bonds due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

         The Fund will not invest more than 25% of its total assets in Municipal Securities, the issuers of which are located in the same state. On a temporary defensive basis or due to market conditions, the Fund may invest up to 100% of its total assets in Municipal Notes and Short-Term Taxable Securities (neither of which are insured), as well as in repurchase agreements collateralized by such securities.

         Short-Term Taxable Securities. "Short-Term Taxable Securities" mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody's or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime 2- or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by either of such rating services; certificates of deposit and bankers' acceptances of banks having assets in excess of $2 billion.

         Insurance Feature. The Fund under normal market conditions invests at least 65% of its total assets in Municipal Bonds that, at the time of purchase, either (1) are insured under a Mutual Fund Insurance Policy ("Fund Policy") issued to the Trust for the benefit of the Fund by Financial Guaranty Insurance Company ("Financial Guaranty") or another insurer (subject to the limitations set forth below); (2) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a "New Issue Insurance Policy"); or (3) are without insurance coverage, provided that, an escrow or trust account has been established pursuant to the
-------- ----
documents creating the Municipal Bonds and containing sufficient U.S. Government Securities backed by the U.S. government's full faith and credit pledge in order to ensure payment of principal and interest on such bonds. If a Municipal Bond is already covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated by a Fund Policy; if a Municipal Bond, other than that described in (3) above, is not covered by a New Issue Insurance Policy then it may be covered by a Fund Policy purchased by the Trust for the benefit of the Fund. The Fund may also purchase Municipal Notes that are insured. However, in general, Municipal Notes are not presently issued with New Issue Insurance Policies and the Fund does not generally expect to cover Municipal Notes under its Fund Policy. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance. Securities other than Municipal Bonds and Notes purchased by the Fund are not covered by insurance. Although the insurance feature reduces certain financial risks, the premiums for a Fund Policy, which are paid from the Fund's assets, and the restrictions on investments imposed by the guidelines in a Fund Policy, reduce the Fund's current yield. For the fiscal year ended March 31, 2001, the premiums paid by Tax Exempt Insured Fund for a Fund Policy were 0.00% of the average net assets of the Fund.


         In order to be considered as eligible insurance by the Fund, such insurance policies must guarantee the scheduled payment of all principal and interest on the Municipal Bonds as they become due for as long as such Bonds remain held by the Fund in the case of a Fund Policy, and for as long as such Bonds are outstanding in the case of a New Issue Insurance Policy. However, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured Municipal Bond, the insurer is not obligated to make such payment until a specified time period after it has been notified by the Fund that such non-payment has occurred. (The Financial Guaranty Fund Policy described below provides that payments will be made on the later of the date the principal or interest becomes due for payment or the business day following the day on which Financial Guaranty shall have received notice of non-payment from the Fund.) For these purposes, a payment of principal may be due only at final maturity of the Municipal Bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the Municipal Bonds or the value of the shares of the Fund and, except as described below, has no effect on the price or redemption value of the Fund's shares.

         It is anticipated that the insured Municipal Bonds held by the Fund will be insured by Financial Guaranty (see "Financial Guaranty" below). However, the Fund may obtain insurance on its Municipal Bonds or purchase insured Municipal Bonds covered by policies issued by other insurers; provided, any such company has a claims-paying ability rated "AAA" by S&P or "Aaa" by Moody's. S&P and Moody's have rated the claims-paying ability of Financial Guaranty and the Municipal Bonds insured by Financial Guaranty at "AAA" and "Aaa," respectively.

New Issue Insurance Policies. The New Issue Insurance Policies, if any, will have been obtained by the issuer of the Municipal Bonds and all premiums with respect to such Bonds for the lives thereof will have been paid in advance by such issuer. Such policies are generally non-cancelable and will continue in force so long as the Municipal Bonds are outstanding and the insurer remains in business. Since New Issue Insurance Policies remain in effect as long as the Bonds are outstanding, the insurance may have an effect on the resale value of the Municipal Bonds. Therefore, New Issue Insurance Policies may be considered to represent an element of market value in regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

Mutual Fund Insurance Policy. The Trust has obtained a Fund Policy on behalf of the Tax Exempt Insured Fund from Financial Guaranty. Under the Fund Policy, if the principal of or interest on a bond covered by the Fund Policy is due for payment, but is unpaid by reason of non-payment by the issuer, Financial Guaranty, upon proper notice by the Fund, will make a payment of such amount to a fiscal agent for the benefit of the Fund, upon the fiscal agent receiving from the Fund (i) evidence of the Fund's right to receive payment of the principal or interest due for payment and (ii) evidence that all of the Fund's right to such payment of the principal or interest due for payment shall thereupon vest with Financial Guaranty. The principal of a bond is considered due for payment under the Fund Policy at the stated maturity date of such bond or the date on which the same shall have been duly called for mandatory sinking fund redemption. The principal of a bond will not be considered due for payment under the Fund Policy by reason of a call for redemption (other than a mandatory sinking fund redemption), acceleration or other advancement of maturity. The interest on a bond is considered due under the Fund Policy on the stated date for payment. "Non-payment" by an issuer of bonds is when that issuer has not provided, on a timely basis, sufficient funds to the paying agent of the issuer for payment in full of all principal and interest due for payment.

         Financial Guaranty's obligation to insure any particular bond which it has agreed to insure is subject only to the Fund's becoming the owner of such bond (i) on or before the 100th day following the date on which the Fund purchases such bond or (ii) on or before the 150th day following the purchase date in the case of "when, as and if issued" bonds which the issuer thereof has failed on a timely basis to deliver in definitive form to the purchasers thereof. So long as the Fund becomes the owner on or before the 100th or 150th day following the purchase date, as the case may be, such bond will be insured as of the purchase date. Once the insurance under the Fund Policy is effective with respect to the Municipal Bonds, it covers the Municipal Bonds only so long as the Fund is in existence, Financial Guaranty is still in business, the covered Municipal Bonds continue to be held by the Fund, and the Fund pays the insurance premium monthly with respect to the covered Municipal Bonds. In the event of a sale of any Municipal Bond held by the Fund or payment thereof prior to maturity, the Fund Policy terminates as to such Municipal Bond and Financial Guaranty is liable only for those payments of principal and interest which are then due and owing. However, if in the judgment of the Adviser it would be to the Fund's advantage, the Trust, on behalf of the Fund, may purchase additional insurance (if available at an acceptable premium) that will extend the insurance coverage on such Municipal Bond until maturity.

         The Fund Policy provides that it is non-cancelable by Financial Guaranty except for non-payment of premiums. Once the Fund purchases a bond and begins paying a premium for that bond based upon a stated annual premium, that annual premium rate cannot be changed by Financial Guaranty so long as the bond is owned by the Fund and insured under the Fund Policy. Similar Municipal Bonds purchased at different times, however, may have different premiums. The Trust, at the request of the Fund, may cancel the Fund Policy at any time upon written notice to Financial Guaranty and may do so if the Fund determines that the benefits of the Fund Policy are not justified by the expense involved. In the event the Fund were to cancel the Fund Policy and not obtain a substitute, the Fund would satisfy its investment policy concerning the portion of its portfolio required to be invested in insured Municipal Bonds by limiting such investments to Municipal Bonds covered by New Issue Insurance Policies. If adequate quantities of such Municipal Bonds were not available, the Fund would promptly seek approval of its shareholders to change its name and its fundamental investment policy.

         If the Fund discontinues insuring newly acquired Municipal Bonds with Financial Guaranty, it has the right to continue paying premiums to Financial Guaranty for all Municipal Bonds previously insured and still held by the Fund and keep the insurance in force as to those Municipal Bonds. The insurance premiums will be payable monthly in advance by the Fund based on a statement of premiums duly supplied by Financial Guaranty. The amount of premiums due will be computed on a daily basis for purchases and sales of covered Municipal Bonds during the month. If the Fund sells a Municipal Bond or that Bond is redeemed, Financial Guaranty will refund any unused portion of the premium.

         Municipal Bonds are eligible for insurance under the Fund Policy if they are, at the time of purchase by the Fund, identified separately or by category in qualitative guidelines (based primarily on ratings) furnished by Financial Guaranty, and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the Municipal Bond being insured at the time the Fund purchases such Bond. Financial Guaranty may be willing to insure only a portion of the outstanding bonds, or issue of bonds, by any particular issuer. In such event, Financial Guaranty will advise the Fund, on a quarterly basis, of any limitation on the insurance available for such Municipal Bonds. Once Financial Guaranty has established such a limitation, it cannot reduce that limitation for any issue during that quarter, but Financial Guaranty may, at its sole discretion, remove at any time, any Municipal Bond from its list of bonds eligible to be insured if the credit quality of such Municipal Bond has materially deteriorated after the quarterly limitation is made. Once such Municipal Bond is removed from the list of bonds eligible to be insured, the Fund cannot acquire insurance upon such Municipal Bond from Financial Guaranty. Financial Guaranty, however, must continue to insure the full amount of such bonds previously acquired so long as they remain held by the Fund and were, at the time of purchase by the Fund, considered eligible by Financial Guaranty. The qualitative guidelines and aggregate amount limitations established by Financial Guaranty, from time to time, will not necessarily be the same as those the Adviser would use to govern selection of Municipal Bonds for the Fund's investments. Therefore, from time to time, such guidelines and limitations may affect investment decisions. When the Fund's investment policies are more restrictive than the qualitative guidelines and aggregate amount limitations established by Financial Guaranty or any other insurer, the Fund's policies will govern.

         Because coverage under the Fund Policy terminates upon sale of a Municipal Bond held by the Fund, the insurance does not have any effect on the resale value of Municipal Bonds. Therefore, the Adviser may decide to retain any insured Municipal Bonds which are in default or, in the view of the Adviser, in significant risk of default and to recommend to the Trustees that the Fund place a value on the insurance which will be equal to the difference between the market value of the defaulted Municipal Bond and the market value of similar Municipal Bonds of minimum investment grade (i.e., rated "BBB") that are not in default. As a result, the Adviser may be unable to manage fully the Fund's investments to the extent that it holds defaulted Municipal Bonds, which will limit the ability of the Adviser in certain circumstances to purchase other Municipal Bonds. While a defaulted Municipal Bond is held by the Fund, the Fund continues to pay the insurance premium thereon, but also collects interest payments from the insurer and retains the rights to collect the full amount of principal from the insurer when the Municipal Bond comes due. The Fund expects that the market value of a defaulted Municipal Bond covered by a New Issue Insurance Policy will generally be greater than the market value of an otherwise comparable defaulted Municipal Bond covered by the Fund Policy.

Secondary Market Insurance Policies. On behalf of the Fund, the Trust may, at any time, purchase from Financial Guaranty a secondary market insurance policy (a "Secondary Market Policy") on any Municipal Bond currently covered by the Fund Policy at the time such Bond was purchased by the Fund. The coverage and obligation to pay monthly premiums under the Fund Policy would cease with the purchase by the Trust of a Secondary Market Policy.

         By purchasing a Secondary Market Policy, the Trust would, upon payment of a single premium, obtain similar insurance for the Fund against non-payment of scheduled principal and interest for the remaining term Municipal Bond, regardless of whether the Fund then owned the Bond. Such insurance coverage will be non-cancelable and will continue in force so long as the Municipal Bonds so insured are outstanding. The purpose of acquiring such a policy would be to enable the Fund to sell the Municipal Bond to a third party as an "AAA"/"Aaa" rated insured Municipal Bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each Municipal Bond.) Any difference between the excess of a Municipal Bond's market value as an "AAA"/"Aaa" rated Municipal Bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the Bond.

         Since Secondary Market Policies remain in effect as long as the Municipal Bonds insured thereby are outstanding, such insurance may have an effect on the resale value of such Bonds. Therefore, Secondary Market Policies may be considered to represent an element of market value with regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. Since the Fund has the right under the Fund Policy to purchase such Secondary Market Policy even if an eligible Municipal Bond is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell such Bond, and not be obligated to hold it in its portfolio in order to continue the Fund Policy in force.

Financial Guaranty. Financial Guaranty is a wholly owned subsidiary of FGIC Corporation, a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984. FGIC Corporation is a subsidiary of General Electric Capital Corporation. Neither FGIC Corporation nor General Electric Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty, in addition to providing insurance for the payment of interest and principal of municipal bonds and notes held in mutual fund portfolios, provides insurance for all, or a portion of, new and secondary market issues of municipal bonds and notes and for municipal bonds and notes held in unit investment trust portfolios. It is also authorized, in some states, to write fire, property damage liability, worker's compensation and employers' liability and fidelity and surety insurance.

         Financial Guaranty is currently licensed to provide insurance in 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform its contracts of insurance in the event a claim should be made thereunder at some time in the future.

         The information relating to Financial Guaranty contained herein has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information subsequent to the date hereof. The Fund may purchase insurance from Financial Guaranty or from other insurers. The use of insurance will result in a lower yield to shareholders of the Fund than would be the case if non-insured securities were purchased.

                            INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

          (1) Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;


          (2) Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (33"% for Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund) (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; and (ii) the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings;


          (3) Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund's total assets, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer;


          (4) Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;


          (5) Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;


          (6) Each Fund may not make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund's total assets), (ii) loans of portfolio securities (limited to 33% of a Fund's assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC;


     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:

          (7) Each Fund may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;


          (8) Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;


          (9) Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issue, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;


          (10) Each Fund may not make investments for the purpose of exercising control or management;


          (11) The U.S. Government Securities Fund, GNMA Fund and Tax Exempt Insured Fund may not invest more than 10% and the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may not invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to
               Section 4(2) of the Securities Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;


          (12) Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition;

          (13) Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs; and


                             TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their age, business addresses and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. An asterisk indicates those Trustees who are "interested persons" as that term is defined in the 1940 Act.

Name, Age and Address         Position with the Trust    Principal Occupations During Past 5
                                                         Years
S. James Coppersmith, 68      Trustee                    Retired; formerly, President and General
7 Elmwood Road                                           Manager, WCVB-TV, a division of the Hearst
Marblehead, MA 01945                                     Corp. (1982 to 1994); Director/Trustee of
                                                         SunAmerica Mutual Funds ("SAMF") and
                                                         Anchor Series Trust ("AST").

William F. Devin, 63          Trustee                    Member of the Board of Governors, Boston
44 Woodland Road                                         Stock Exchange (1985-Present); formerly,
Braintree, MA 02184                                      Executive Vice President, Fidelity Capital
                                                         Markets, a division of National Financial
                                                         Services Corporation (1966-1996); formerly,
                                                         Director, CypressTree Senior Floating Rate
                                                         Fund, Inc. (October 1997-May 2001); Director
                                                         /Trustee of SAMF; SunAmerica Senior Floating
                                                         Rate Fund, Inc. ("SASFR"); North American
                                                         Funds Variable Product Series I ("NAFV I")
                                                         and North American Funds Variable Product
                                                         Series II ("NAFV II") .

Samuel M. Eisenstat, 60       Chairman of the Board      Attorney, solo practitioner, Chairman of
430 East 86th Street                                     the Boards of Directors/Trustees of SAMF,
New York, NY 10028                                       AST and SASFR.

Stephen J. Gutman, 58         Trustee                    Partner and Managing Member of B.B.
515 East 79th Street                                     Associates LLC (menswear specialty
New York, NY 10021                                       retailing and other activities) since June
                                                         1988; Director/Trustee of SAMF, AST and
                                                         SASFR.

Peter A. Harbeck*, 47         Trustee and President      Director and President, SunAmerica, since
The SunAmerica Center                                    August 1995; Director, AIG Asset
733 Third Avenue                                         Management International, Inc. ("AIGAMI")
New York, NY 10017-3204                                  since February 2000; Managing Director,
                                                         John McStay Investment Counsel, L.P. ("JMIC")
                                                         since June 1999; Director, SunAmerica Capital
                                                         Services, Inc. ("SACS"), since August 1993;
                                                         Director and President, SunAmerica Fund
                                                         Services, Inc.("SAFS"), since May 1988;
                                                         President, SAMF and AST.

Dr. Judith L. Craven, 55      Trustee                    Retired Administrator. Trustee, NAFV II
3212 Erving Street                                       (November 1998 to present); Director, NAFV
Houston, TX 77004                                        I (August 1998 to present); Director, USLIFE
                                                         Income Fund, Inc. (November 1998 to present);
                                                         Director, Compaq Computer Corporation (1992 to
                                                         present); Director, A.G. Belo Corporation (1992
                                                         to present); Director, Sysco Corporation (1996
                                                         to present); Director, Luby's, Inc. (1998 to
                                                         present); Director, University of Texas Board of
                                                         Regents (May 2001 to present). Formerly, Director,
                                                         CypressTree Senior Floating Rate Fund, Inc. (June
                                                         2000 to May 2001); Formerly, President, United
                                                         Way of the Texas Gulf Coast (1992-1998); Formerly,
                                                         Director, Houston Branch of the Federal Reserve
                                                         Bank of Dallas (1992-2000); Formerly, Board
                                                         Member, Sisters of Charity of the Incarnate Word
                                                         (1996-1999).

Sebastiano Sterpa, 72         Trustee                    Founder and Chairman of the Board of the
73473 Mariposa Drive                                     Sterpa Group (real  estate), since 1962;
Palm Desert, CA 92260                                    Director, Real Estate Business Service and
                                                         Countrywide Financial; Director/Trustee
                                                         of SAMF.

Yee-Seng "Michael" Cheah, 41  Vice President             Portfolio Manager, SunAmerica, since July
The SunAmerica Center                                    1999; Director of the U.S. Bond Division,
733 Third Avenue, 3/rd/ Floor                            Markets and Investment Department, Monetary
New York, NY 10017                                       Authority of Singapore  from 1991 to 1999.

James T. McGrath, 33          Vice President             Portfolio Manager, SunAmerica, since
The SunAmerica Center                                    August 1997; Investment Assistant,
733 Third Avenue                                         Assistant Vice President and Municipal
New York, New York 10017                                 Bond Trader, Chase Asset Management from
                                                         1991 to 1997.

John W. Risner, 41            Vice President      Senior Portfolio Manager, SunAmerica,
The SunAmerica Center                             since February 1997; Vice President and
733 Third Avenue                                  Senior Portfolio Manager, Value Line Asset
New York, New York 10017                          Management, from April 1992 to January
                                                  1997.

Peter C. Sutton, 36           Treasurer           Senior Vice President, SunAmerica, since
The SunAmerica Center                             April 1997; Vice President, AIGAMI since
733 Third Avenue                                  February 2000; Treasurer and Controller of
New York, NY 10017-3204                           Seasons Series Trust ("Seasons"), SunAmerica
                                                  Series Trust ("SAST") and Anchor Pathway
                                                  Fund ("APF") since February 2000; Treasurer
                                                  of SAMF and AST since February 1996; Vice
                                                  President of SAST and APF since 1994;
                                                  formerly, Assistant Treasurer of SAST
                                                  and APF from 1994 to February 2000; Vice
                                                  President, Seasons, since April 1997;
                                                  formerly, Vice President, SunAmerica, from
                                                  1994 to 1997.

Robert M. Zakem, 42           Secretary           Senior Vice President and General Counsel,
The SunAmerica Center                             SunAmerica, since April 1993; Executive
733 Third Avenue                                  Vice President, General Counsel and
New York, NY 10017-3204                           Director, SACS, since August 1993; Vice
                                                  President, General Counsel and Assistant
                                                  Secretary, SAFS, since January 1994; Vice
                                                  President, SAST, APF and Seasons; Assistant
                                                  Secretary, SAST and APF, since September
                                                  1993; Assistant Secretary, Seasons, since
                                                  April 1997.


     Trustees and officers of the Trust are also trustees or directors and officers of some or all of the other investment companies managed, administered or advised by the Adviser, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.


     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays each Trustee who is not an interested person of the Trust or the Adviser (each a "disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as director or trustee to all the retail funds in the SunAmerica Mutual Funds. Beginning January 1, 2001 each disinterested Trustee of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as the Chairman of the Boards of the SunAmerica Mutual Funds. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.

     In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all the SAMF and AST. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Trustees (and Directors) of the SunAmerica Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Trustees who are disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any of the SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Trustee. With respect to Sebastiano Sterpa, the Disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SunAmerica Mutual Fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended March 31, 2001. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                              COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
                                                                                            Total Compensation
                           Aggregate         Pension or Retirement       Estimated Annual   from Registrant and
                           Compensation      Benefits Accrued as Part    Benefits on        Fund Complex Paid
Trustee                    from Registrant   of Fund Expenses*           Retirement**       to Trustees*
----------------------------------------------------------------------------------------------------------------
S. James                   $6,369            $51,702                     $29,670            $67,500
Coppersmith
----------------------------------------------------------------------------------------------------------------
Judith L. Craven ***          N/A                N/A                         N/A                N/A
----------------------------------------------------------------------------------------------------------------
William F. Devin ***          N/A                N/A                         N/A                N/A
----------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat        $6,716            $44,289                     $46,089            $71,500
----------------------------------------------------------------------------------------------------------------
Stephen J. Gutman          $6,369            $45,567                     $60,912            $67,500
----------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa          $6,588            $9,623                      $7,900             $45,833****
----------------------------------------------------------------------------------------------------------------

* Information is as of March 31, 2001 for the seven investment companies in the complex that pay fees to these directors/trustees. The complex consists of the SAMF and AST.
**      Assuming participant elects to receive benefits in 15 yearly installments.
*** Mr. Devin and Dr. Craven were elected to the Board effective as of November 9, 2001.
****    Mr. Sterpa is not a trustee of AST.

        As of November 1, 2001, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.


        The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of October 12, 2001: Tax Exempt Insured Fund - Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attention: Service Team Sec #97MD9, 4800 Deer Lake Drive East, 2/nd/ Floor, Jacksonville, FL 32246 owned of record 22%; Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303 owned of record 5%; Tax Exempt Insured Fund - Class II - SunAmerica Asset Management Corp., Attention: Frank Curran, The SunAmerica Center, 733 Third Avenue, 4/th/ Floor, New York, NY 10017 - owned of record 9%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482644366, P.O. Box 2052, Jersey City, NJ - owned of record 5%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482145455, P.O. Box 2052, Jersey City, NJ - owned of record 5%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482145463, P.O. Box 2052, Jersey City, NJ - owned of record 6%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482765336, P.O. Box 2052, Jersey City, NJ - owned of record 7%; First Clearing Corp., A/C 5493-7235, Robert P. Mayhoffer, 10164 Empire Road, Lafayette, CO 80026 - owned of record 8%; Painewebber fbo George Van Waters King, TTEE George Van Waters King, P.O. Box 880, Freeland, WA 98249 - owned of record 8%; GNMA Fund - Class A - Friends and Foundation of the San Francisco Public Library, Attention: Charles Q. Forester, 100 Larkin Street, San Francisco, CA 94102 - owned of record 7%; Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ - owned of record 6%; GNMA Fund - Class B -Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers, Attention: Service Team Sec# 97308, 4800 Deer Lake Drive East, 2/nd/ Floor, Jacksonville, FL 32246 - owned of record 7%; GNMA Fund - Class II -Merrill Lynch, Pierce, Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attention: Service Team Sec# _____, 4800 Deer Lake Drive East, 2/nd/ Floor, Jacksonville, FL 32246 - owned of record 7%; U.S. Government Fund - Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attention: Service Team Sec# 970K6, 4800 Deer Lake Drive East, 2/nd/ Floor, Jacksonville, FL 32246 - owned of record 6%; U.S. Government Fund - Class II - Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers, Attention: Service Team Sec# 97MD4, 4800 Deer Lake Drive East, 2/nd/ Floor, Jacksonville, FL 32246 - owned of record 5%. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund. The Core

Bond Fund commenced operations on November 9, 2001. Immediately prior to commencement, SAAMCo was the initial shareholder of the Core Bond Fund.




                     ADVISER, PERSONAL SECURITIES TRADING,
                         DISTRIBUTOR AND ADMINISTRATOR

The Adviser. The Adviser, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of June 30, 2000, the Adviser managed, advised and/or administered approximately $28.5 billion of assets. The Adviser is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").


     AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

     Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a subadviser. The Adviser also provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees.


     Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

     The subadviser for the High Yield Bond Fund, the Strategic Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund is American General Investment Management, L.P. ("AGIM") pursuant to the Subadvisory Agreement dated November 9, 2001 (the "Subadvisory Agreement"). AGIM is located at 2929 Allen Parkway, Houston, Texas 77019. AGIM is a

SunAmerica Company. As of September 20, 2001, AGIM had approximately $1.45 billion in assets under management.


     As compensation for its services to the Funds, the Adviser receives a fee from each Fund, payable monthly, computed daily at the following annual rates:



Fund                                    Fee
----                                    ---
Core Bond Fund                     .605% of average daily net assets up to $200
                                   million; .525% of the next $300 million; and .475% of average daily net assets in excess of $500 million.

U.S. Government Securities Fund    .65% of average daily net assets up to $200
                                   million; .62% of the next $200 million; and .55% of average daily net assets in excess of $400 million.

GNMA Fund                          .55% of average daily net assets up to $25
                                   million; .50% of the next $25 million; and .45% of average daily net assets in excess of $50 million.

Strategic Bond Fund                .65% of average daily net assets up to $350
                                   million; and .60% of average daily net assets in excess of $350 million.

High Yield Bond Fund               .75% of average daily net assets up to $200
                                   million; .72% of the next $200 million; and .55% of average daily net assets in excess of $400 million

Tax Exempt Insured Fund            .50% of average daily net assets up to $350
                                   million; and .45% of average daily net assets in excess of $350 million

     The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 2001, 2000 and 1999.

                                 Advisory Fees


-----------------------------------------------------------------------------------------
Fund*                               2001              2000              1999
-----------------------------------------------------------------------------------------
U.S. Government Securities Fund          $1,408,067        $1,695,635         $2,064,005
-----------------------------------------------------------------------------------------
GNMA Fund                                $  398,557           331,379            281,673
-----------------------------------------------------------------------------------------
Strategic Bond Fund**                    $  333,983           388,921            495,242
-----------------------------------------------------------------------------------------
High Yield Bond Fund***                  $1,110,891         1,371,154          1,367,902
-----------------------------------------------------------------------------------------
Tax Exempt Insured Fund                  $  421,750           464,485            534,307
-----------------------------------------------------------------------------------------


         * The Prior Core Bond Fund of paid its adviser $102,778, $94,898 and $663,440 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.

         ** The Prior Strategic Bond Fund of paid its adviser $619,206, $498,515 and $322,001 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.

         *** The Prior High Yield Bond Fund of paid its adviser $170,074 for the period July 7, 2000 to October 31, 2000.

         With respect to the Class II shares of High Yield Bond Fund (previously designated Class C shares), for the fiscal years ended March 31, 2000, and March 31, 1999, expense reimbursements were made to the Fund by the Adviser in the amount of $______and $25,146. The Adviser made the following expense reimbursement for the fiscal year ended March 31, 2001:*

                             Expense Reimbursements


-------------------------------------------------------------------------------------------------------------------
Fund*                                                      2001
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                                                                            $16,427
-------------------------------------------------------------------------------------------------------------------
GNMA Fund                                                                                                 $261,566
-------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund**                                                                                      $10,804
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund***                                                                                    $19,084
-------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                                                                                     $9,477
-------------------------------------------------------------------------------------------------------------------


         * The adviser of the Prior Core Bond Fund, and to the extent necessary, reimbursed the Fund $50,377, $74,346 and $66,001 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.
         ** The adviser of the Prior Strategic Bond Fund, and to the extent necessary, reimbursed the Fund $47,269, $113,062 and $133,830 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.
         *** The adviser of the Prior High Yield Bond Fund, and to the extent necessary, reimbursed the Fund $283,466, and $257,818 for the fiscal years ended October 31, 1999 and 2000, respectively.


         The Advisory Agreement and Subadvisory Agreement, as applicable, continues with respect to each Fund from year to year, if such continuance is approved at least annually by vote of a majority of the Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Advisory Agreement, the Adviser is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Personal Securities Trading. The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is (1) an individual who is a trustee, director, officer, general partner or advisory person of the Trust or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; (vi) gifts; and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica during the quarter.


         AGIM has adopted a written Code of Ethics and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AGIM reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

         The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

         The Trust, on behalf of Class I shares of each applicable Fund, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Fund of 0.25% of average daily net assets of each Fund's Class I shares.


Distribution Plans. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan," and, collectively, the "Distribution Plans"). Reference is made to "Fund Management" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

         The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended March 31, 2001, 2000 and 1999.

                   Distribution and Service Maintenance Fees


-----------------------------------------------------------------------------------------------------------------
                  2001                           2000                            1999
-----------------------------------------------------------------------------------------------------------------
Fund**            Class A    Class B    Class II Class A   Class B     Class II  Class A   Class B      Class II*
-----------------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund     $547,430   $299,456  $13,977  $521,036    $769,994   $13,242  $376,010   $1,709,028      N/A
-----------------------------------------------------------------------------------------------------------------
GNMA Fund            185,070    231,468   42,114   140,057     246,526     6,378   114,753      214,746      N/A
-----------------------------------------------------------------------------------------------------------------
Strategic Bond
Fund***              103,166    194,577   24,482   104,007     297,771     3,410    89,100      507,341      N/A
-----------------------------------------------------------------------------------------------------------------
High Yield Bond
Fund****             206,332    747,281  144,388   230,301   1,041,826   128,854   214,403    1,158,536  $52,809
-----------------------------------------------------------------------------------------------------------------
Tax Exempt
Insured Fund         242,251    145,428    5,943   258,727     187,292     2,458   295,921      223,125      N/A
-----------------------------------------------------------------------------------------------------------------


         * Previously designated as Class C shares with respect to the High Yield Bond Fund.
         ** The Prior Core Bond Fund paid its distributor $12,104, $44,808 and $35,079 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000.
         *** The Prior Strategic Bond Fund paid its distributor $26,192, $180,981 and $165,037 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000.
         ****  The Prior High Yield Bond Fund paid its distributor $281,
               $4,873 and $744 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000.


         Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator. The Trust has entered into a service agreement (the "Service Agreement"), under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.


         The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B, Class II and Class I. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out of pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The primary consideration of the Adviser in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services - analyses and reports concerning issuers, industries, securities, economic factors and trends - and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or both of the Funds and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

         The following table sets forth the brokerage commissions paid by those Funds that paid commissions and the amounts of such brokerage commissions that were paid to affiliated broker-dealers by the Funds for the fiscal year ended March 31, 2001.

                          2001 Brokerage Commissions


----------------------------------------------------------------------------------------------------------------
                                       Amount paid          Percentage of       Percentage of Amount of
                     Aggregate         to                   Commissions paid    Transactions Involving
                     Brokerage         Affiliated           to Affiliated       Payments of Commissions to
Fund*                Commissions       Broker-Dealers       Broker-Dealers      Affiliated Broker-Dealers
----------------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund      $0                $0                   0%                  0%
----------------------------------------------------------------------------------------------------------------
GNMA Fund            $0                $0                   0%                  0%
----------------------------------------------------------------------------------------------------------------
Strategic Bond
Fund**               $0                $0                   0%                  0%
----------------------------------------------------------------------------------------------------------------
High Yield  Fund***  $925              $0                   0%                  0%
----------------------------------------------------------------------------------------------------------------
Tax Exempt Insured
Fund                 $0                $0                   0%                  0%
----------------------------------------------------------------------------------------------------------------


         * The Prior Core Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.
         ** The Prior Strategic Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.
         *** The Prior High Yield Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.


         For the fiscal year ended March 31, 2000, the Strategic Bond Fund and the High Yield Bond Fund paid brokerage commissions of $12 of which $0 was paid to affiliated brokers.


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Class I and Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.

         The following tables set forth the front-end sales charges with respect to Class A and Class II shares of each Fund, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended March 31, 2001, 2000 and 1999.

                                                           2001

--------------------------------------------------------------------------------------------------------------------------
                                               Amount Class A        Amount Class A      Contingent        Contingent
                            Front-End Sales    Reallowed to          Reallowed to        Deferred          Deferred
                            Concessions        Affiliated            Non-Affiliated      Sales Charge      Sales Charge
Fund                        Class A Shares     Broker-Dealers        Broker-Dealers      Class A Shares    Class B Shares
--------------------------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund                   $127,866           $ 36,589              $ 72,227             $10,000          $ 36,513
--------------------------------------------------------------------------------------------------------------------------
GNMA Fund                          248,605            131,605               100,503                  --            79,031
--------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                 74,877             29,765                39,205                  --            49,797
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund               238,640             78,995               124,881                  --           197,142
--------------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund             61,250             22,756                27,147                  --            25,683
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                       Amount Class II        Amount Class II
                                 Front-End Sales       Reallowed to           Reallowed to        Contingent
                                 Concessions           Affiliated             Non-Affiliated      Deferred Sales Charge
Fund                             Class II Shares       Broker-Dealers         Broker-Dealers      Class II Shares
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund          $20,356               $5,658                $14,698                  $1,054
------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                 72,810               23,716                 49,094                   8,899
------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                       23,631                7,416                 16,215                   2,652
------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                     119,153               21,595                 97,558                  23,717
------------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                   21,852                4,639                 17,213                   2,347
------------------------------------------------------------------------------------------------------------------------

                                                           2000

--------------------------------------------------------------------------------------------------------------------------
                                               Amount Class A       Amount Class A      Contingent        Contingent
                            Front-End Sales    Reallowed to         Reallowed to        Deferred          Deferred
                            Concessions        Affiliated           Non-Affiliated      Sales Charge      Sales Charge
Fund                        Class A Shares     Broker-Dealers       Broker-Dealers      Class B Shares    Class II Shares
---------------------------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund                   $ 84,853            $49,148             $20,524             $ 95,089             $   202
---------------------------------------------------------------------------------------------------------------------------
GNMA Fund                           95,420             57,010              24,241               77,090                 325
---------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                 46,104             25,167              10,207               70,290                  --
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund               289,495             58,490             185,465              316,518              12,665
---------------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund             51,425             21,451              19,549               63,686                  --
---------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                                               Amount Class II       Amount Class II
                                         Front-End Sales       Reallowed to          Reallowed to
                                         Concessions           Affiliated            Non-Affiliated
Fund                                     Class II Shares       Broker-Dealers        Broker-Dealers
-----------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                  $34,174              $19,005               $15,169
-----------------------------------------------------------------------------------------------------
GNMA Fund                                         14,174               11,866                 2,308
-----------------------------------------------------------------------------------------------------
Strategic Bond Fund                               12,506               11,017                 1,489
-----------------------------------------------------------------------------------------------------
High Yield Bond Fund                              96,016               26,726                69,290
-----------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                            4,367                  940                 3,247
-----------------------------------------------------------------------------------------------------

                                                               1999
---------------------------------------------------------------------------------------------------------------------------------
                                               Amount Class A        Amount Class A       Contingent          Contingent
                            Front-End Sales    Reallowed to          Reallowed to         Deferred            Deferred Sales
                            Charge             Affiliated            Non-Affiliated       Sales Charge        Charge Class II
Fund                        Class A Shares     Broker-Dealers        Broker-Dealers       Class B Shares      Shares
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund                  $54,336             $25,889              $18,702            $108,425                 ---
---------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                        160,952              39,391               95,975              31,924                 ---
---------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund              118,172              28,777               68,304              68,893                 ---
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund             646,406             164,766              384,575             304,148               5,712
---------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund           67,138              26,691               29,723              55,250                 ---
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                 Front-End Sales Charge   Amount Class II Reallowed to   Amount Class II Reallowed to
Fund                             Class II Shares          Affiliated Broker-Dealers      Non-Affiliated Broker-Dealers
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                          $57,413                       $10,046                           $47,367
---------------------------------------------------------------------------------------------------------------------------------

Contingent Deferred Sales Charges ("CDSCs") Applicable to Class B Shares. Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


         -------------------------------------------------------
         Years After Purchase          CDSC on shares being sold
         -------------------------------------------------------
         1/st/ year                     5.00%
         -------------------------------------------------------
         2/nd/ year                     4.00%
         -------------------------------------------------------
         3/rd/ or 4/th/ year            3.00%
         -------------------------------------------------------
         5/th/ year                     2.00%
         -------------------------------------------------------
         6/th/ year                     1.00%
         -------------------------------------------------------
         7/th/ year and thereafter      None
         -------------------------------------------------------

         Class B shares issued on or after December 6, 2000 are subject to the CDSC schedule set forth in the Prospectus.

CDSCs Applicable to Shareholders Who Acquired Shares of a Fund Through a Reorganization. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:



                                    CLASS B

        Years after purchase                       CDSC on shares being sold

        Up to 2 years                              5.00%

        2 years or more but less than 3 years      4.00%

        3 years or more but less than 4 years      3.00%

        4 years or more but less than 5 years      2.00%

        5 years or more but less than 6 years      1.00%

        6 or more years                            None

                                   CLASS II

                   (Called Class C of North American Funds)

        Years after purchase                       CDSC on shares being sold

        Up to 1 year                               1.00%

        1 year or more                             None


Waiver of CDSCs. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     Death. CDSCs may be waived on redemptions within one year following the
     -----
death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the date of CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the date of death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, if any, when redeemed.

     Disability. CDSCs may be waived on redemptions occurring within one year
     ----------
after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases Through the Distributor. An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.


Purchase by Check. Checks should be made payable to the specific Fund or to "SunAmerica Funds". If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please indicate on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, a Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Funds do not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by a Fund should not be considered verification thereof. Neither the Funds nor their affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

Purchase Through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.


Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire Federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

          1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

          2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

          3.   Instruct the bank to wire the specified amount to the Transfer
               Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Section 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.


Reduced Sales Charges (Class A Shares only). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. The following persons may qualify for the sales
---------------------------
charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

          (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

          (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

          (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
     Section 401 of the Code);

          (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

          (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

          (vi)   group purchases as described below.

     A combined purchase currently may also include shares of other funds in SunAmerica Mutual Funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced
----------------------
sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor
----------------
who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by the Adviser which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may
----------------------------------------
purchase Class A shares of the Funds under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class II shares are not included in calculating the purchased amount of a Fund's shares.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least
        -------- ----
ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

Net Asset Value Transfer Program. Investors may purchase shares of a Fund at net
--------------------------------
asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. With respect to sales of Class B shares through the program, they will receive 0.50% of the amount invested as commission and 0.25% as a service fee, payable beginning the 13th month following the purchase of such shares. (Class B shares will convert to Class A shares as provided in the prospectus.). These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service fee, commencing immediately and paid quarterly. In addition, it is essential that an NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850, extension 5125.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds (except the Core Bond
Fund), may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                              EXCHANGE PRIVILEGE

     Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

     If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.


     Because excessive trading (including short-term "marketing timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets of (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.


     In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.


                       DETERMINATION OF NET ASSET VALUE

     The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). There are times and days in which the NYSE is closed while the bond markets are open, and vice versa. Thus, there may be times where the Trust's shares are valued while the bond markets are open for trading. Each Fund calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or where significant events affecting the price of a security have occured since the last available quotation, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

     A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                               PERFORMANCE DATA

     Each Fund may advertise performance data that reflects various measures of total return and yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class
B, Class II, Class I and Class Z shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                P(1 + T)/n/ = ERV

                  P     =   a hypothetical initial purchase payment of $1,000
                  T     =   average annual total return
                  n     =   number of years
                  ERV   =   ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                                   The above formula assumes that:

                  a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;
                  b. All dividends and distributions are reinvested at net asset value; and
                  c. Complete redemption occurs at the end of the 1-, 5-, or 10-year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 2001, are as follows:*


-------------------------------------------------------------------------------------------------------------------
Class A Shares                           Since Inception        1 Year            5 Years           10 Years
--------------                           ---------------        ------            -------           --------
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         /1/        5.27%              7.69%             5.37%              N/A
-------------------------------------------------------------------------------------------------------------------
GNMA Fund                              /12/        6.33%              7.73%             6.75%              N/A

-------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                     /2/        3.18%            - 7.83%             3.52%              N/A
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                    /3/        6.18%           - 12.59%             2.32%             7.40%
-------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                 /4/        6.06%              4.85%             4.48%             5.25%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class B Shares                           Since Inception        1 Year            5 Years           10 Years
--------------                           ---------------        ------            -------           --------
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         /5/        6.09%              7.29%             5.37%             5.59%
-------------------------------------------------------------------------------------------------------------------
GNMA Fund                               /6/        7.96%              7.45%             6.81%             6.68%
-------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                     /7/        3.96%            - 8.85%             3.53%              N/A
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                    /1/        2.89%           - 13.81%             2.28%              N/A
-------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                 /8/        4.23%              4.31%             4.47%              N/A
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class II Shares                          Since Inception                 1 Year            5 Years          10 Years
---------------                          ---------------                 ------            -------          --------
----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund            /10/          6.61%             9.98%               N/A              N/A
----------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  /10/          7.55%            10.21%               N/A              N/A
----------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                        /10/          1.44%           - 5.76%               N/A              N/A
----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                       /11/        - 4.11%          - 10.49%               N/A              N/A
----------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                    /12/          3.98%             7.23%               N/A              N/A
----------------------------------------------------------------------------------------------------------------------



____________________

/1/    From date of inception of October 11, 1993.
/2/    From date of inception of October 5, 1993.
/3/    From date of inception of September 19, 1986.
/4/    From date of inception of November 22, 1985.
/5/    From date of inception of March 3, 1986.
/6/    From date of inception of April 25, 1983.
/7/    From date of inception of April 6, 1991.
/8/    From date of inception of October 4, 1993.
/9/    Previously designated as Class C shares.
/10/   From date of inception of June 1, 1999.
/11/   From date of inception of February 2, 1998.
/12/   From date of inception of October 11, 1993.


       The Prior Core Bond Fund Class A shares had one year and five year annual average total returns of 4.35% and 4.74% respectively and an annual average total return of 6.50% since inception on 5/1/91. The Prior Core Bond Funds Class B shares had one year and five year annual average total returns of 3.70% and 4.15% respectively and an annual average total return of 5.07% since inception on 4/1/94. The Prior Core Bond Funds Class C shares had one year and five year annual average total returns of 3.70% and 4.15% respectively and an annual average total return of 5.07% since inception on 4/1/94. The Prior Core Bond Funds Class I shares had an annual average total return of 1.85% since inception on 7/10/00.

       The Prior Core Bond Funds Class II shares had an annual average total return of 1.81% since inception on 7/10/00.

       The Prior Strategic Bond Fund Class A shares had one year and five year annual average total returns of 4.09% and 6.69% respectively and an annual average total return of 5.78% since inception on 11/1/93. The Prior Strategic Bond Fund Class B shares had one year and five year annual average total returns of 3.33% and 6.00% respectively and an annual average total return of 6.22% since inception on 4/1/94. The Prior Strategic Bond Fund Class C shares had one year and five year annual average total returns of 3.32% and 6.00% respectively and an annual average total return of 6.22% since inception on 4/1/94. The Prior Strategic Bond Fund Class I shares had an annual average total return of -0.10% since inception on 7/10/00.

     The Prior High Yield Bond Fund Class A shares had a one year annual average total return of 0.04% and an annual average total return of 1.15% since inception on 11/2/98. The Prior High Yield Bond Fund Class B shares had a one year annual average total return of -0.83% and an annual average total return of 0.34% since inception on 11/2/98. The Prior High Yield Bond Fund Class C shares had an annual average total return of -3.29% since inception on 8/21/00. The Prior High Yield Bond Fund Class I shares had a one year annual average total return of 0.04% and an annual average total return of 1.23% since inception on 11/02/98. The Prior High Yield Bond Fund Class II shares had a one year annual average total return of 0.30% and an annual average total return of 1.51% since inception on 11/2/98.

     Each Fund may advertise cumulative, rather than total average return, for each class of its shares for periods of time other than the 1-, 5- and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

     Each Fund may also advertise performance data that reflects yield. Yield is determined separately for Class A, Class B and Class II shares in accordance with a standardized formula prescribed by the SEC and is not indicative of the amounts which were or will be paid to shareholders. The current yield quoted in a Fund's advertisements is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period. The following formula illustrates the computation:

                         Yield = 2 [{A - B + 1}/6/ - 1 ]
                                     -----
CD

                  A =  dividends and interest earned during the period
                  B =  expenses accrued for the period (net of reimbursements)
                  C = the average daily number of shares outstanding during the period that were entitled to receive dividends
                  D = the maximum offering price per share on the last day of the period

     The yields for the one month periods ended March 31, 2001, 2000 and 1999 are as follows:

----------------------------------------------------------------------------------------------------------------------
Fund                         March 31, 2001                   March 31, 2000                  March 31, 1999
----------------------------------------------------------------------------------------------------------------------
                      Class A    Class B   Class II    Class A    Class B    Class II   Class A    Class B   Class II
----------------------------------------------------------------------------------------------------------------------
U.S.
Government
Securities             4.14%      3.67%      3.65%      5.13%      4.75%      4.56%      4.67%     4.29%        ---
Fund
----------------------------------------------------------------------------------------------------------------------
GNMA Fund              4.41%      3.97%      3.91%      4.87%      4.49%      4.33%      4.78%     4.38%        ---
----------------------------------------------------------------------------------------------------------------------
Strategic
Bond Fund              8.64%      8.46%      8.46%      8.95%      8.72%      8.63%     10.11%     9.92%        ---
----------------------------------------------------------------------------------------------------------------------
High Yield            12.52%     12.49%     12.49%     10.34%     10.22%     10.15%      9.39%     9.21%       9.11%
Bond Fund
----------------------------------------------------------------------------------------------------------------------
Tax Exempt
Insured Fund           3.59%      3.06%      3.07%      4.24%      3.84%      3.72%      3.76%     3.31%        ---
----------------------------------------------------------------------------------------------------------------------
[Core Bond]
----------------------------------------------------------------------------------------------------------------------


*Previously designated as Class C shares for High Yield Bond Fund.

     Current yield is not indicative of the amount which was or will be paid to the shareholders. The amount paid to shareholders is reflected in the quoted current distribution rate. The current distribution rate is computed by annualizing the total amount of dividends per share paid by each Fund during the past month and dividing by the current maximum offering price. Under some circumstances it may be appropriate to use the dividends paid over the past year. The current distribution rate differs from current yield in that it includes amounts distributed to shareholders from sources other than dividends and interest, such as short-term capital gains or option writing premiums and is calculated over a different period of time. Such rates will be accompanied in advertisements by standardized yield calculations as promulgated by the SEC.

Comparisons
-----------

     Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:


a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average) and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.


b) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


c) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies and seven financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.


d) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the NYSE.


e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


f) Russell 3000 and 2000 Indices -- represents the top 3,000 and the top 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.


g) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.


h) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


i) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.


j) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service and other publications containing financial analyses which rate mutual fund performance over specified time periods.


k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.


l) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates-- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills and inflation.


m) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.


n) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

o) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.


p) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc.-- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.


q) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.


r) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.


s) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.


t) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.


u) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.


v) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:



               Australian Dollars            Netherlands Guilders
               Canadian Dollars              Swiss Francs
               European Currency Units       UK Pound Sterling
               French Francs                 U.S. Dollars
               Japanese Yen                  German Deutsche Marks

w) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.


x) Shearson Lehman LONG-TERM Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

y) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.


z) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.


aa) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.


bb) Merrill Lynch High Yield Bond Master Index -- generally includes over 500 issues rated "BB+" to "CCC-" with an aggregate par value of approximately $100 billion.


cc) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

dd) Lehman Brothers Aggregate Index - A broad market index that represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. fixed rate bond market rated investment grade or higher by Moody's, S&P or Fitch Investors Services, in that order, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the fifteenth day of the month. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

Taxes. Each Fund is qualified, intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., long-term capital gains in excess of its short-term capital losses, for the one year period ending on October 31 of the calendar year, and
(3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during such calendar year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such dividend is declared, rather than as of the date on which the distributions are received.

         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Because each of the Funds will invest principally in debt securities, it is not anticipated that a significant portion of dividends paid by any Fund will qualify for the dividends received deduction. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares and are not eligible for the dividends received deduction for corporations. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. At March 31, 2001, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund, Tax Exempt Insured Fund and Core Bond Fund had capital loss carry-forwards of $23,031,642; $35,135,006; $45,546,085; $2,469,224; and $21,637,415, respectively, each portion of which expires eight years after such portion was incurred. The utilization of such losses will be subject to limitations under the Code and the regulations thereunder.


         Upon a sale or exchange of its shares, a shareholder may realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (by dividend reinvestments or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. To the extent not disallowed, any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder, and any undistributed capital gains included in income by such shareholder with respect to such shares.

         Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When calls written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

         A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Each Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         With respect to the Tax Exempt Insured Fund, distributions out of net investment income attributable to interest received on tax-exempt securities ("exempt-interest dividends") will be exempt from federal income tax when paid to shareholders provided that 50% or more of the value of the Funds assets at the end of each quarter is invested in obligations, the interest on which is excluded from gross income pursuant to Section 103 of the Code. It should be noted, however, that interest on certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the alternative minimum tax, and in any event all exempt interest dividends whether or not treated as a tax preference, must be taken into account by corporate shareholders for purposes of determining the amount of the adjustment to corporate alternative minimum taxable income based on adjusted current earnings. The Fund anticipates that a portion of its investment may be made in such "private activity bonds" with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Moreover, shareholders should be aware that, while exempt from federal income tax, exempt-interest dividends may be taxable for state and local tax purposes. Any loss realized by a shareholder on the sale of shares of the Tax Exempt Insured Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividend received thereon. Moreover, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of the Tax Exempt Insured Fund to the extent that the Fund distributes exempt-interest dividends to the shareholders during the taxable year.

         Legislation has expanded the market discount rules to apply to tax exempt bonds purchased after April 30, 1993. Therefore, any gain on the disposition of such a bond (including the receipt of a partial principal payment) that was acquired for a price less than the principal amount (or in the case of a bond issued with original issue discount, the adjusted issue price at the time of purchase) of the bond is treated as ordinary taxable income to the extent of the accrued market discount.

         A Fund may be required to backup withhold U.S. Federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

          Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends paid by the Funds.

          The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

                               RETIREMENT PLANS

          Shares of the Funds (other than the Tax Exempt Insured Fund) may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Education IRA. Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                             DESCRIPTION OF SHARES

          Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

          Currently, six series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund. The Tax Exempt Insured Fund is divided into three classes of shares, designated as Class A, Class B and Class II shares. The U.S. Government Securities Fund, the GNMA Fund and the Strategic Bond Fund are divided into four classes of shares, designated Class A, Class B, Class II and Class I shares. The High Yield Bond Fund and the Core Bond Fund are divided into five classes of shares, designated Class A, Class B, Class II, Class I and Class Z shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


          Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

          All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee, (v) Class B shares convert automatically to Class A shares after approximately one year after such time that no CDSC would be payable upon redemption, (vi) Class I shares are not subject to any sales charges or distribution fees and are offered exclusively to participants in certain employee retirement plans; through certain "wrap accounts"; through certain trust institutions and bank trust departments; to certain charitable organizations; and to the SunAmerica Aggressive, Moderate and Conservative Growth LifeStage Funds; (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class I shares are not subject to any sales charge or any distribution fee, (ix) Class Z shares are not subject to any sales charge or any distribution fee, and (x) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SunAmerica Mutual Funds that offers that class except that Class II shares will be exchangeable into Class C shares of the other SunAmerica Mutual Funds that do not offer Class II. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

          The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

          Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                            ADDITIONAL INFORMATION

Computation of Offering Price per Share
---------------------------------------

          The offering price for Class A, Class B, Class II, Class I and Class Z shares of the Funds, based on the value of each Fund's net assets as of March 31, 2001, is calculated as follows [Confirm Table]:

                        ------------------------------------------------------------------------------------------------------------

                           U.S. Government Securities Fund                     GNMA Fund                    Strategic Bond Fund
                        ------------------------------------------------------------------------------------------------------------
                         Class A       Class B      Class II*     Class A      Class B     Class II*   Class A   Class B   Class II*

------------------------------------------------------------------------------------------------------------------------------------
 Net Assets         $169,523,987  $32,085,141  $3,302,887  $72,091,723  $38,190,097  $15,851,112    [insert]    [insert]    [insert]
------------------------------------------------------------------------------------------------------------------------------------
 Number of
 Outstanding
 Shares               19,032,935    3,602,311     370,663    6,484,743    3,426,616    1,420,830    [insert]    [insert]    [insert]
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value
 (net assets
 divided by
 number of shares)  $       8.91  $      8.91  $     8.91  $     11.12  $     11.15  $     11.16    [insert]    [insert]    [insert]
------------------------------------------------------------------------------------------------------------------------------------
 Sales Charge:

 for Class A
 Shares: 4.75% of
 offering price
 (6.10% of net
 asset value per
 share)**           $       0.44          ***          --  $      0.55          ***           --    [insert]        ***          --

 for Class II
 Shares: 1.00% of
 offering price
 (1.01% of net
 asset value per
 share)*                      --           --  $     0.09           --           --  $      0.11         --          --     [insert]



------------------------------------------------------------------------------------------------------------------------------------
 Offering Price     $       9.35  $      8.91  $     9.00  $     11.67   $    11.15  $     11.27    [insert]    [insert]    [insert]
------------------------------------------------------------------------------------------------------------------------------------



                                ----------------------------------------------------------------------------------------------------
                                     High Yield Bond Fund            Tax Exempt Insured Fund                  Core Bond
                                ----------------------------------------------------------------------------------------------------
                                 Class A   Class B  Class II*   Class A      Class B   Class II*   Class A     Class B     Class II*
------------------------------------------------------------------------------------------------------------------------------------
 Net Assets             [insert]     [insert]    [insert]  $72,393,871  $16,301,949  $   720,950  $4,312,768  $4,586,741  $3,037,927

------------------------------------------------------------------------------------------------------------------------------------
 Number of
 Shares
 Outstanding            [insert]     [insert]    [insert]    5,560,423    1,251,982       55,383     431,714     459,498     304,328
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value
 (net assets
 divided by
 number of shares)      [insert]     [insert]    [insert]  $     13.02  $     13.02  $     13.02  $     9.99  $     9.98  $     9.98
------------------------------------------------------------------------------------------------------------------------------------
 Sales Charge:

 for Class A
 Shares: 4.75% of
 offering price
 (6.10% of net
 asset value per
 share)*                [insert]         ***          --   $      0.65          ***           --  $     0.50         ***          --

 for Class II
 Shares: 1.00% of
 offering price
 (1.01% of net
 asset value per
 share)*                     --           --     [insert]           --           --  $      0.13          --          --  $     0.10



------------------------------------------------------------------------------------------------------------------------------------
 Offering Price         [insert]     [insert]    [insert]  $     13.67  $     13.02  $     13.15  $    10.49  $     9.98  $    10.08
------------------------------------------------------------------------------------------------------------------------------------



               * With respect to the High Yield Bond Fund, Class II shares were designated Class C shares prior to December 1, 1998 and were subject to a different load structure. Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

               ** Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
               *** Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.

Reports to Shareholders. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer Agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SunAmerica Fund Services, Inc., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, acts as a servicing agent assisting State Street Bank and Trust Company in connection with certain services offered to the shareholders of each of the Funds.

Independent Accountants and Legal Counsel. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                             FINANCIAL STATEMENTS

          The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 annual report to shareholders. In addition, the North American Funds' audited financial statements are incorporated by reference in this Statement of Additional Information by reference to its 2001 annual report to shareholders with respect to information related to the Prior Core Bond Fund. You may request a copy of either annual report at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                   APPENDIX

                    BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Moody's Corporate and Tax-Exempt Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        Bonds rated B generally lack characteristics of desirable investments.
         Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in

                                  Appendix-1
parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

Description of Moody's Tax-Exempt Note Ratings

         The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4.

                  MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

                  MIG 3 Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

                  MIG 4 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Corporate and Tax-Exempt Commercial Paper Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, as amended, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                                  Appendix-2

--     Leading market positions in well established industries
--     High rates of return on funds employed
--     Conservative capitalization structures with moderate reliance on debt and ample asset protection
--     Broad margins in earnings coverage of fixed financial
     charges and high internal cash generation
--     Well established access to a range
     of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate and Tax-Exempt Bond Ratings

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

                                  Appendix-3

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

                                  Appendix-4

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A,"

                                  Appendix-5

"BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Tax-Exempt Note Ratings

         The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds.

         SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

         SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

         SP-3 "SP-3" designation indicates speculative capacity to pay principal and interest.

Description of Standard & Poor's Corporate and Tax-Exempt Commercial Paper Ratings.

         Standard & Poor's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                                  Appendix-6

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                  Appendix-7

                                    APPENDIX

                    BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Moody's Corporate and Tax-Exempt Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally
     stable margin and principal is secure.  While the various   protective
     elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   Appendix-1

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

Description of Moody's Tax-Exempt Note Ratings

     The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4.

        MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

        MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

        MIG 3 Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

        MIG 4 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Corporate and Tax-Exempt Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, as amended, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                                   Appendix-2

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well established industries
     --   High rates of return on funds employed
     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate and Tax-Exempt Bond Ratings

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

                                   Appendix-3

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of

                                   Appendix-4
          interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                   Appendix-5

Description of Standard & Poor's Tax-Exempt Note Ratings

     The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds.

     SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

     SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     SP-3 "SP-3" designation indicates speculative capacity to pay principal and interest.

Description of Standard & Poor's Corporate and Tax-Exempt Commercial Paper Ratings.

     Standard & Poor's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other

                                   Appendix-6
sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-7

                                     PART C

                                OTHER INFORMATION
Item 23:    Exhibits.

(a) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

(b) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

(c)  Not applicable.

(d)  (i)    Investment Advisory and Management Agreement between Registrant and
            SunAmerica Asset Management Corp. ("SunAmerica"). Filed herewith.

     (ii) Subadvisory Agreement between Registrant and American General Investment Management ("AGIM"). Filed herewith.


(e)  (i)    Distribution Agreement. Incorporated by reference to Post-Effective
            Amendment No. 26 to the Registrant's Registration Statement on Form
            N-1A (File No. 33-6502) filed on May 28, 1999.


     (ii) Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.



(f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(g) Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(h)  (i)    Transfer Agency and Service Agreement between Registrant and State
            Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration
            Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

     (ii) Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

     (iii) Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h) (iii) of Post-Effective No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.


(i)  Opinion of Counsel to the Registrant. Filed herewith.

(j)  Consents of Independent Accountants. Filed herewith.



(k)   Not applicable.

(l)   Not applicable.

(m)   (i)  Distribution Plan pursuant to Rule 12b-1 (Class A shares).
           Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
           6502) filed on May 28, 1999.


     (ii) Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
           6502) filed on May 28, 1999.


    (iii) Distribution Plan pursuant to Rule 12b-1 (Class II Shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
           6502) filed on May 28, 1999.


(n)   Not applicable.

(o)   (i)  Amended Plan pursuant to Rule 18f-3. Filed herewith.

     (ii) Power of Attorney. Incorporated herein by reference to Exhibit O(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series Inc.'s Registration Statement on Form N-1A (File No. 333-1128) filed on November 2, 2001.


(p)  (i)   Code of Ethics. Incorporated by reference to Post-Effective Amendment
           No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2000.

     (ii)  Code of Ethics for AGIM. Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

          5.1  Indemnification of Trustees, Officers, Employees and Agents.  (a)
               -----------------------------------------------------------
The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

          (c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

          (2)  The determination shall be made:

                    (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

                    (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

                    (iii)  by the Shareholders.

          (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance bad faith, gross negligence or reckless disregard of duties as described in Sections 17(h) and (i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

                    (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

                    (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either -

                    (A) a majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                    (B)    an independent legal counsel in a written opinion.

     (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

          (1)       authorized in the specific case by the Trustees; and

          (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

          (3)       either,

                    (i)    such person provides a security for his undertaking;
or


                    (ii) the Trust is insured against losses by reason of any lawful advances; or

                    (iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either -

                    (A) A majority of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                    (B)    an independent legal counsel in a written opinion.

     (f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

     (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

     (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.  Business and Other Connections of the Investment Adviser.

     Information concerning business and other connections of SunAmerica is incorporated herein by reference to SunAmerica's Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

     Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Securities Trading, Distributor and Administrator" and "Trustees and Officers" in the statement of additional information constituting Part B of the Registration Statement.


Item 27.  Principal Underwriters.

     (a) The principal underwriter of the Registrant also acts as principal underwriter for:

          Brazos Mutual Funds
          SunAmerica Equity Funds
          SunAmerica Money Market Funds, Inc.
          SunAmerica Style Select Series, Inc.
          SunAmerica Strategic Investment Series, Inc.

     (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's
          Shares:



Name and Principal
Business Address        Position With Underwriter  Position with the Registrant
-------------------------------------------------------------------------------
Peter A. Harbeck        Director                   Director and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
-------------------------------------------------------------------------------
J. Steven Neamtz        Chief Executive Officer,   Vice President
The SunAmerica Center   President and Director
733 Third Avenue
New York, NY 10017-3204

-------------------------------------------------------------------------------
Robert M. Zakem           Chief Legal Officer,       Secretary and Chief
The SunAmerica Center     Chief Compliance Officer   Compliance Officer
733 Third Avenue          and Director
New York, NY 10017-3204
-------------------------------------------------------------------------------
Debbie Potash-Turner      Chief Financial Officer    None
The SunAmerica Center     and Controller
733 Third Avenue
New York, NY 10017-3204
-------------------------------------------------------------------------------

       (c)  Not applicable.

Item 28.   Location of Accounts and Records.

           SunAmerica, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572.

Item 29.   Management Services.

     Not applicable.

Item 30.  Undertakings.

     Not applicable.

                                  SIGNATURES

                                     Pursuant to the requirements of the
Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registration Statement has duly caused the Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 15th day of November, 2001.


                                       SUNAMERICA INCOME FUNDS
                                             (Registrant)


                                    By:        *
                                        -----------------
                                        Peter A. Harbeck,
                                        President and Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.

    Signatures                    Title                          Date
    ----------                    -----                          ----
        *                 President and Trustee
---------------------     (Principal Executive Officer)
Peter A. Harbeck

        *                 Treasurer (Principal Financial
---------------------     and Accounting Officer)
Peter C. Sutton

        *                 Trustee
---------------------
S. James Coppersmith

        *                 Trustee
---------------------
Samuel M. Eisenstat

        *                 Trustee
---------------------
Stephen J. Gutman

        *                 Trustee
---------------------
Sebastiano Sterpa

*By: /s/ Peter E. Pisapia                               November 15, 2001

     --------------------
         Peter E. Pisapia
         Attorney-in-Fact

                                 Exhibit Index

(d)(i) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. ("SunAmerica").

(d)(ii) Sunadvisory Agreement between Registrant and American General Investment Management, L.P. ("AGIM").


(i)       Opinion of Counsel to the Registration.

(j)       Consents of Independent Accountants.


(o)(i)    Amended Plan pursuant to Rule 18f-3.


(p)(ii)   Code of Ethics for AGIM.